Exhibit 10.04
                      ASSIGNMENT, ASSUMPTION AND CONSENT TO
                               ASSIGNMENT OF LEASE

            This Assignment, Assumption and Consent to Assignment of Lease is made this 12th day of December, 1997 between C.J.M. ENTERPRISES, INC., a New Jersey corporation whose principle office is located at 101 Pompton Avenue, Cedar Grove, New Jersey 07009 (hereinafter referred to as the "Assignor"), and CCC KIN MALL CINEMA CORP., a corporation organized and existing under the laws of Delaware, authorized to do business in New Jersey, whose principal office is located at 7 Waverly Place, Madison, New Jersey 07940 (hereinafter referred to as the "Assignee") and Clearview Cinema Group, Inc., a Delaware Corporation ("Guarantor") and Kin Mall Properties, L.L.C. ("Fee Owner").

                                   WITNESSETH:
            WHEREAS, Assignor entered into a Lease with LESTER M. ENTIN ASSOCIATES, dated December 17, 1991, as amended by FIRST AMENDMENT TO LEASE dated December 31, 1996, a true copy of each is annexed hereto (hereinafter, collectively, the "Lease Agreement"); and

            WHEREAS, the Assignor wishes to assign to Assignee all of its right, title and interest under and pursuant to the Lease Agreement; and

            WHEREAS, the Assignee wishes to accept this Assignment of Lease as of December 12, 1997, and agrees to assume, perform and abide by all of the terms, provisions and obligations of Assignor under the Lease Agreement; and

            WHEREAS, LESTER M. ENTIN ASSOCIATES (hereinafter the "Landlord") hereby consents to assignment of the Lease Agreement to the Assignee on the terms and conditions hereinafter set forth;
            NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the Assignor and Assignee hereby agree as follows:

            1. Assignor hereby assign all of its right, title and interest under and pursuant to the Lease Agreement from and after December 12, 1997 to Assignee, and its respective successors and/or assigns.

            2. Assignee hereby accepts this Assignment of Lease, and agrees from and after December 12, 1997 to assume, perform and abide by all of the terms, provisions and obligations of the Assignor under the Lease Agreement.

            3. Notwithstanding anything in this Assignment and Acceptance of Assignment of Lease that may be to the contrary, Assignor expressly agrees that nothing herein shall relieve the Assignor from any liability under and pursuant to the Lease Agreement.

            4. This Assignment and Acceptance of Assignment of Lease shall be binding upon the parties hereto and their respective heirs, successors and assigns.

            5. This Assignment and Acceptance of Assignment of Lease shall not be modified or amended without the written consent of the parties hereto and the Landlord.

            6. By its signature below, Clearview Cinema Group, Inc., a Delaware corporation and the parent of the assignee ("Clearview"), for valuable consideration and in order to induce the Landlord to execute the consent, hereby guarantees the performance of all tenant obligations set forth in the Lease Agreement. This is a guarantee of payment and performance.

            7. Assignee and Clearview hereby indemnify and agree to hold Assignor harmless, including reasonable counsel fees, from any liability under and pursuant to the Lease Agreement.

            8. Any further assignment shall require the consent of Landlord.

            9. Upon execution hereof Landlord shall receive reimbursement from Assignor of all of its costs and expenses in reviewing this Assignment, not to exceed $900.00.

            10. This Assignment, Assumption and Consent to Assignment of Lease shall be governed by the laws of the State of New Jersey.


      [Remainder of page intentionally left blank.  Signature pages follow]

            IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date and year hereinabove first written.



ATTEST:                                   C.J.M. ENTERPRISES, INC., Assignor


                                          By: /s/ Jesse Sayegh,
--------------------------                ----------------------------------
                                           Jesse Sayegh, President


STATE OF NEW YORK       )
                        )
COUNTY OF NEW YORK      )

      On this 12th day of December in the year 1997, before me personally came Jesse Sayegh who, I am satisfied, signed, sealed and delivered the same as his act and deed for the purpose therein expressed.



                                          /s/ Deborah York Sheridan
                                          ---------------------------------
                                          Notary Public

ATTEST:                                   CCC KIN MALL CINEMA CORP., Assignee



/s/ Herbert L. Klein                      By: /s/ A. Dale Mayo
-----------------------                       ----------------------------
Asst. Secretary                               A. Dale Mayo, President


STATE OF NEW YORK       )
                        )
COUNTY OF NEW YORK      )

      I CERTIFY that on December 12, 1997 A Dale Mayo personally came before me and this person acknowledged under oath to my satisfaction, that;

      (a) this person signed and delivered the attached document as President of CCC Kin Mall cinema Corp. the company named in this document;

      (b) this document was signed and made by the company as its voluntary act and deed by virtue of authority from CCC Kin Mall Cinema Corp.



                                    /s/ Deborah York Sheridan
                                    --------------------------------
                                    Notary Public

ATTEST:                             Clearview cinema Group, Inc.
                                    Guarantor


/s/ Herbert L. Klein                By: /s/ A. Dale Mayo
----------------------                  ----------------------------
                                        A. Dale Mayo, President


STATE OF NEW YORK       )
                        )
COUNTY OF NEW YORK      )

      I CERTIFY that on December 12, 1997 A. Dale Mayo personally came before me and this person acknowledged under oath to my satisfaction, that;

      (a) this person signed and delivered the attached document as President of Clearview Cinema Group, Inc. the company named in this document;

      (b) this document was signed and made by the company as its voluntary act and deed by virtue of authority from Clearview Cinema Group.


                                    /s/ Deborah York Sheridan
                                    ----------------------------
                                    Notary Public

                              CONSENT TO ASSIGNMENT

      LESTER M. ENTIN ASSOCIATES hereby consents to the assignment of the Lease Agreement to the above-named Assignee on the express condition that the Assignor shall remain liable for the prompt payment of the rent and the performance of all obligations and covenants provided in the Lease Agreement and the Guarantor shall execute the Assignment and Assumption of Lease, and that no further assignment or sublease of any part of the demised premises shall be made without the prior written consent of the undersigned Landlord.

LANDLORD'S WITNESS:                       LESTER M. ENTIN ASSOCIATES,
                                          LANDLORD

/s/ Diana M. McCauley                     by: /s/ Marc Lenner, Trustee
--------------------------                    ------------------------------
                                              Marc Lenner, Trustee
                                              of the Lester M. Entin Trust
                                              dated September 18, 1985, As
                                              Amended, A Partner


State of New Jersey
                      SS:
County of Passaic

      I CERTIFY that on December 5, 1997 Marc Lenner, a Trustee of the LESTER M. ENTIN TRUST, dated September 18, 1985, As Amended, personally came before me and this person acknowledged under oath to my satisfaction, that;

      (a) this person signed and delivered the attached document as a Partner of LESTER M. ENTIN ASSOCIATES, the company named in this document;

      (b) this document was signed and made by the company as its voluntary act and deed by virtue of authority from LESTER M. ENTIN ASSOCIATES.



                                    /s/ Diana M. McCauley
                                    ----------------------
Date:  December 5, 1997             Notary Public

                   FEE OWNER'S CONWENT TO ASSIGNMENT OF LEASE

      Kin-Mall Properties, L.L.C., as Assignee of LESTER M. ENTIN ASSOCIATES, the original landlord, hereby consents to the assignment of the Lease Agreement to CCC Kin-Mall Cinema Corp. on the express condition that the Assignor shall remain liable for the prompt payment of the rent and the performance of all obligations and covenants provided in the Lease Agreement and the Guarantor shall execute the Assignment and Assumption of Lease, and that no further assignment or sublease of any part of the demised premises shall be made without prior written consent of the undersigned Landlord.

WITNESS:                                  KIN-MALL PROPERTIES, L.L.C.



/s/ Diana M. McCauley                     By: /s/ Marc Lenner, Trustee
-----------------------                       -----------------------------
                                              Marc Lenner, Trustee
                                              of the LESTER M. ENTIN TRUST
                                              dated September 18, 1985, As
                                              Amended, a Partner


State of New Jersey
                        SS:
County of Passaic

      I CERTIFY that on December 11, 1997, Marc Lenner, Trustee of the Lester M. Entin Trust, a Member of Kin-Mall properties, L.L.C., Assignee of Lester M. Entin Associates , personally came before me and this person acknowledged under oath to my satisfaction, that;

      (a) this person signed and delivered the attached documents as Trustee of the Lester M. Entin Trust, a Member of Kin-Mall Properties, L.L.C., the company named in this document's Fee Owner;

      (b) this document was signed and made by the company as its voluntary act and deed by virtue of authority from Kin-Mall Properties, L.L.C.



Date:  December 11, 1997                        /s/ Diana M. McCauley
                                                -----------------------
                                                Notary Public

                                    L E A S E

                                     Between

                           LESTER M. ENTIN ASSOCIATES,

                   a partnership of the State of New Jersey

                                    Landlord

                                       and

                             CJM ENTERPRISES, INC.,

                   a corporation of the State of New Jersey

                                     Tenant


            Dated:
                                ---------------------------
            Commencement Date:
                                ---------------------------
            Termination Date:
                                ---------------------------



          SILLS CUMMIS ZUCKERMAN RADIN TISCHMAN EPSTEIN & GROSS, P.A.
                                The Legal Center
                              One Riverfront Plaza
                          Newark, New Jersey 07102-5400
                                   201-643-700

58    Mortgage Protection Clause
59    [INTENTIONALLY OMITTED]
60    Business Hours
61    Negotiated Lease
62    Center
63    Control of Tenant
64    Processing Charge
65    Right of First Refusal
66    Hazardous Substances
67    Modifications requested by Mortgagee
68    Reimbursement of Legal Expenses
69    Right to Extend
      Signatures
      Schedule A - The Premises
      Schedule B - Legal Description
      Schedule C - Certificate of Commencement of Rent
      Schedule D - Payment of Rent
      Schedule E - Landlord Alteration
      Schedule F - Tenant Alteration
      Schedule G - Guaranty

                                    L E A S E


      THIS AGREEMENT, ("Lease") entered into this 17th day of December, 1991, between LESTER M. ENTIN ASSOCIATES, a partnership of the State of New Jersey, having offices at 1033 Clifton Avenue, P.O. Box 2189, Clifton, New Jersey 07015, hereinafter referred to as "Landlord", and CJM ENTERPRISES, INC., a corporation of the State of New Jersey, having offices at 101 Pompton Avenue, Cedar Grove, New Jersey 07009, hereinafter referred to as "Tenant".

                             W I T N E S S E T H:

      PREMISES: Landlord hereby demises and leases unto Tenant and Tenant hereby hires and takes from Landlord, for the term and upon the rentals, terms and conditions hereinafter specified, the premises crosshatched on SCHEDULE "A" (the "Premises") which Premises are a part of a shopping center located at Route 23 and Kinnelon Road in the Borough of Kinnelon, Morris County, New Jersey known as the Kinnelon Mall (the "Center"), owned by Landlord on premises more particularly described on SCHEDULE "B" and also includes a right of access to the Premises and all public areas of the Center together with the parking spaces in the parking area in common with other tenants of the Center. The Premises consists of not less than 22,000 square feet nor more than 23,000 square feet (measured from the outside facie of exterior walls and the center line of common walls).

      SECTION 1:  TERM - CERTIFICATE OF COMMENCEMENT:

      The term of this demise shall be ten (10) years beginning on the earlier of (i) the date on which Tenant shall open for business or (ii) ninety-eight
(98) days after the "Delivery Date" (as defined in Section 12 hereof) (the "Commencement Date") and ending at midnight on the day immediately preceding the tenth anniversary of the Commencement Date (the "Term") subject, however, to the terms contained herein. Notwithstanding the foregoing, if the earlier of the events referred to in the immediately preceding sentence occurs on a day other than the first day of a month, the Commencement Date shall be the first day of the immediately succeeding calendar month and, in that event, the terms and conditions of this Lease shall apply from the earlier of the aforesaid events; however, Tenant shall pay to Landlord until the Commencement Date a use and occupancy charge equal to that proportion of the basic rent and additional rent charges (other than Percentage Rent, which shall be calculated pursuant to SECTION 5) as the number of days from the date upon which the earlier of the aforesaid events occurs shall bear to the total number of days in such month. Upon the commencement of the Term, Landlord and Tenant shall execute a Certificate of Commencement in the form attached as SCHEDULE "C".

      SECTION 2: RENT:

      The basic rent during the Term of this Lease ("Basic Rent") shall be payable in monthly installments as set forth on Schedule "D" on or before the first day of each month, in advance, at the office of Landlord or at such other place as shall be designated by Landlord, without any prior notice or demand therefor and without any deduction, abatement or set-off for any reason whatsoever. In the event that the Term shall commence on a day other than the first day of a month, then Tenant shall pay to Landlord a proportionate amount for said period.

      The Basic Rent and any Additional Rent (as defined in SECTION 4) are hereinafter referred to as "Rent".

      SECTION 3: PROPORTIONATE MARE:

      For the purposes of this Lease, Landlord and Tenant agree that the Premises constitute approximately 23% of the Center. Tenant's proportionate share of all costs, expenses and costs of the operation of the Center shall be deemed to be 23% ("Proportionate Share") unless there is an increase in rental space constructed by Landlord or Tenant leases more space in the Center, at which time the Proportionate Share shall be readjusted. Anything contained herein to the contrary notwithstanding, for purposes of calculating Tenant's proportionate share, Tenant's rentable square footage shall in all events be deemed to be no less than 22,500 square feet.

      SECTION 4: ADDITIONAL RENT:

      (a) Tenant-shall pay monthly as Additional Rent one-twelfth (1/12th) of its Proportionate Share of "Operating Costs" as defined in SECTION 8 of this Lease. Said monthly sums shall be paid in advance on the first day of each month based upon the statement of actual Operating Costs for the prior lease year furnished by Landlord. Landlord's reasonable estimate of Tenant's monthly Proportionate Share of Operating Costs for the first lease year is $4,416.67 per month.

      In the event Tenant's Proportionate Share of Operating Costs exceeds the monthly sums provided above, Landlord shall submit an invoice to Tenant at any time during the Term with a statement of the actual Operating Costs and Tenant shall forthwith make payment to Landlord of the amount in excess of the payments previously made by Tenant for such period. Tenant's monthly payment of its Proportionate Share of Operating Costs shall be increased to coincide with any increase described above.

      (b) All sums of money or charges required to be paid by Tenant under this Lease, whether or not the same be so designated, shall be deemed "Additional Rent". If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, ,if not paid when due, be collectible as Additional Rent with the next installment of Rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charges as the same becomes due and payable hereunder, or limit any other remedy of Landlord.

      SECTION 5: PERCENTAGE RENT:

      (a) PERCENTAGE RENT RATE. Tenant shall pay to Landlord as Percentage Rent a sum equal to nine (9%) percent of Tenant's Gross Sales (as defined in Section
6) in excess of the "Percentage Rent Base Amount" set forth on Schedule "D" hereof.

Percentage Rent shall be computed for each three (3) months of the term of this Lease (each a "Percentage Rent Period"). On or before the 15th day of the calendar month immediately following the close of each Percentage Rent Period, Tenant shall pay to Landlord a sum equal to nine (9%) percent of Tenant's Gross Sales made during the Percentage Rent Period in excess of the product of (i) one-fourth (l/4th) of the Percentage Rent Base Amount (the "Quarterly Breakpoint") and (ii) the number of Percentage Rent Periods elapsed in the lease year. Within forty-five (45) days after the end of each lease year Landlord shall determine the amount of Percentage Rent based on the Gross Sales of Tenant during the lease year, and the sums paid to Landlord as Percentage Rent. If Tenant has paid to Landlord an amount of Percentage Rent greater than the Percentage Rent it is in fact obligated to pay for the lease year as determined in this SECTION 5, the excess so determined shall be applied against the next Rent due to Landlord, and if any unused excess exists at the expiration or termination of the Term, the sum of the unused excess shall be immediately paid by Landlord to Tenant provided Tenant is not then in default of this Lease. If Tenant has paid to Landlord an amount of Percentage Rent less than Tenant is required to pay, Tenant shall immediately pay the difference to Landlord within fifteen flu) days after receipt of written notice of the amount due.

      (b) LAST PERCENTAGE RENT PERIOD: ACCOUNTING PERIODS DEFINED. The last Percentage Rent Period shall end on the date the Term expires or terminates. A "lease year" is a calendar year, except that the first lease year shall commence on the date the Term commences and end on December 31 of that lease year, and the last lease year shall end on the date the Term expires or terminates. Should any lease year contain less than four (4) full Percentage Rent Periods, the
Percentage Rent Base Amount and Quarterly Breakpoint shall be adjusted proportionately.

      SECTION 6:  GROSS  SALES:

      "Gross Sales" of Tenant means the gross selling price of all box office admission receipts whether sold from the Premises or elsewhere, concession sales (including the sale of food, beverages and refreshments), promotional items (such as the sale of tee-shirts, posters, books, magazines, audio and video tapes, and records customarily sold by motion picture theaters in connection with the promotion of motion pictures), vending machine proceeds, video and electronic game receipts, and other merchandise or services sold, leased, licensed, or delivered in or from the Premises by Tenant, its permitted-subtenants, licensees, or concessionaires, whether for cash or on credit (whether collected or not), including the gross amount received by reason of orders taken (in person or by mail, telephone or facsimile) on the Premises although filled elsewhere, and whether made by store personnel or vending machines. Any transaction on an installment basis, including, without limitation, any "layaway" sale or like transaction, or otherwise involving the extension of credit, shall be treated as a sale for the full price at the time of the transaction, irrespective of the time of payment or when title passes. Gross Sales also shall include any sums that Tenant receives from pay telephones, stamp machines, music machines, or amusement machines.

      Gross Sales shall not include, or if included there shall be deducted (but only to the extent they have been included), the following:

            (i) The selling price of all merchandise returned by customers and accepted for full credit, or the amount of discounts, refunds, and allowances made on such merchandise.

            (ii) Merchandise returned to sources or transferred to another movie theater or warehouse owned by or affiliated with Tenant provided that the purpose of such return or transfer is not to avoid the consummation of a purchase which would otherwise be included hereunder as Gross Sales.

            (iii) Sums and credits received in the settlement of claims for loss or damage to merchandise.

            (iv) Sales and use taxes, admission taxes, so-called luxury taxes, consumer's excise taxes, gross receipts taxes, and other similar taxes now or in the future imposed on the sale of merchandise or services, but only if such taxes are collected from customers.

            (v) Permitted sales of fixtures, trade fixtures, or personal property that are not merchandise as allowed in this Lease.

            (vi) Twenty (20%) percent of admission receipts from any motion picture licensed to Tenant which is expressly subject to an arrangement between the motion picture's distributor, as licenser, and Tenant, as licensee, generally referred to in the motion picture industry as a "90/10 deal", whereby, after certain allowances are made, the distributor-licensor receives from Tenant-licensee 90% of the motion picture's "gross" and Tenant licensee retains 10% of the motion picture's "gross."

      SECTION 7:  STATEMENT OF GROSS SALES:

      Tenant shall furnish to Landlord a statement of Tenant's Gross Sales within fifteen (15) days after the end of each Percentage Rent Period, and an annual statement of Gross Sales within thirty (30) days after the end of each lease year. Each statement shall provide, among other things, a detailed itemized calculation of the deduction from Gross Sales of any amounts which are deductible pursuant to "(vi)" in Section 6 respecting so-called "90/10 deals" as hereinbefore described. Upon request, Tenant shall furnish copies of any distribution agreements or other documents memorializing such "90/10 deals". Each statement shall also be signed and certified to be correct by Tenant or its authorized representatives and if Tenant is a corporation, the statement shall be signed and certified to be correct by an officer of Tenant.

      Tenant shall keep at the Premises full and accurate books of account, records, cash receipts, ticket receipts, and other pertinent data showing its Gross Sales. Tenant shall install and maintain accurate receipt printing cash registers and ticket machines, as applicable, acceptable to Landlord, with counting devices and shall record on such cash registers and ticket machines every sale and other transaction made from the Premises. Tenant shall also furnish to Landlord copies of its quarterly New Jersey sales and use tax returns at the time each is filed with the State of New Jersey.

      Such books of account, records, cash receipts, ticket receipts, and other pertinent data shall be kept for a period of three (3) years after the end of each lease year. The receipt by Landlord of any statement, or any payment or Percentage Rent for any period, shall not bind Landlord as to the correctness of the statement or the payment.

      Landlord shall be entitled during the Term and within three (3) years after the expiration or termination of each lease year to inspect and examine all Tenant's books of account, records, cash receipts, and other pertinent data, so Landlord can ascertain the accuracy of Tenant's reported Gross Sales. Tenant shall cooperate fully with Landlord in making the inspection. Landlord shall also be entitled, once during each lease year and once after expiration or termination of this Lease, to an independent audit of Tenant's books of account, records, cash receipts, and other pertinent data to determine the accuracy of Tenant's reported Gross Sales, by a certified public accountant to be designated by Landlord. The audit shall be limited to the determination of Gross Sales and shall be conducted during usual business hours at the Premises. If the audit shows that there is a deficiency in the payment of any Percentage Rent, the deficiency shall become immediately due and payable, together with interest at the Default Rate (as defined in SECTION 49 below). The costs of the audit shall be paid by Landlord unless the audit shows that Tenant understated Gross Sales by more than two (2%) percent, in which case Tenant shall pay all Landlord's costs of the audit. If the audit shows that Tenant understated Gross Sales by more than five (5%) percent, then upon the discovery in any subsequent audit that Tenant again understated Gross Sales by more than five (5%) percent, Landlord shall have the right, at Landlord's option and without limiting Landlord's other rights or remedies, to terminate this Lease on thirty (30) days' notice to Tenant.

      Landlord shall keep any information gained from such statements, inspection, or audit confidential and shall not disclose it other than to carry out the purposes of this Lease, except that Landlord shall be permitted to divulge the contents of any statements in connection with any financing arrangements or sale of Landlord's interest in the Center.

      SECTION 8:  OPERATING COSTS:

      Operating Costs, for the purposes of this Lease, shall mean the aggregate of all expenses of operating the common areas of the Center and its appurtenances and shall include, but shall not be limited to, the following: all expenses for maintaining, managing, operating and repairing the Center and its appurtenances, including the expenses of normal replacement of worn out equipment; wall and floor coverings; replacement of ceiling tiles; facilities and installations; the cost of electricity, water, and other utilities (including, but not limited to, water, standby sprinkler, sprinkler alarm, and sewer charges for the entire Center); security, gardening and other landscaping; snow removal, maintenance, repair and replacement of the parking lot areas, driveways and roof; trash removal; fire insurance, liability insurance, and rent insurance, any one or more of which may be carried under so-called "umbrella" coverage; "real estate taxes" as defined in SECTION 41 of this Lease; painting; supplies; sales or use taxes on supplies or services; wages, salaries, and fringe benefits of all persons engaged in the operation, maintenance and repair of the Center and its appurtenances; the charges of any independent contractor who performs or does any of the work of operating, managing, maintaining, or repairing the Center and its appurtenances; any other expenses or charges of any nature whatsoever, whether or not herein mentioned, which is in accordance with sound accounting and management principles generally accepted with respect to the operation of a first-class shopping center in Landlord's sole good faith reasonable judgment, would be considered as Operating Costs; and an additional charge equal to fifteen (15%) percent of all of the above-described Operating Costs to reimburse Landlord for its administrative and overhead costs in operating the Center. In addition to the foregoing, Tenant shall pay one hundred (100%) percent of any and all costs and expenses incurred by Landlord in the operation of the common areas of the Center which are necessitated as a result of the extraordinary nature of a theater operation such as, by way of example only, crowd, traffic and litter control, and security.

      Operating Costs shall not include, however, executive salaries; leasing commissions or so-called fit-up costs associated with the letting of vacant space in the Center; costs of additional buildings, if any, for which Landlord is responsible; depreciation, interest on and amortization of mortgages; franchise, income and other taxes based upon the income of Landlord, provided the same shall not have been levied as a substitute for real property taxes and shall not include any items otherwise constituting such expense to the extent payment therefor is received from, or payable by, another tenant or tenants of the Center.

      SECTION 9:  LANDLORD'S OBLIGATIONS:

      Landlord, as part of Operating Costs, shall keep the driveways and parking area reasonably free of snow and ice, and maintain all grounds, shrubs and lawns in the Center. Landlord shall also, as part of Operating Costs, make all structural repairs unless such repairs are necessitated by negligence, acts or omissions of Tenant, its servants, agents or employees; in which event said repairs shall be made by Landlord upon reasonable prior-notice to Tenant at Tenant's sole expense.

      SECTION 10:  COMMON AREAS:

      The use and occupancy of the Premises shall include the use in common with others of the common areas and facilities (if any), as hereinafter are more fully provided. Common areas shall mean those areas of the Center which, at any given time, are designated by Landlord for common use by tenants or occupants of premises within the Center which are devoted to such common use or are so designated by Landlord.

      In order to establish that the Center, and any portion thereof, is and will continue to remain private property, Landlord shall have the unrestricted right to close (for such periods of time and to the extent necessary, in the opinion or belief of Landlord's attorneys, to be legally sufficient to prevent a dedication thereof, or the accrual of any right in any person or to the public therein) the entire Center, and/or any portion thereof owned or controlled by Landlord, to the general public. In connection therewith, Landlord may, in its discretion, seal off entrances to the Center, or any portion thereof, for periods of at least one (1) day in each calendar year. All common areas and other facilities in or about the Center provided by Landlord shall be subject to the exclusive control of Landlord. Provided Landlord does not materially adversely affect Tenant's occupancy of or access to the Premises, or reduce the number of parking spaces below that number which would be required by the Borough of Kinnelon to permit the operation of 1,500-seat theater, Landlord shall have the right to construct, maintain, replace and operate lighting and other facilities on all said areas and improvements; to police the same; to change the area, level, location and arrangement of parking areas and other facilities; to build multi-story parking facilities, to allow anyone designated by Landlord to use the parking facilities without charge (including without limitation the tenants in any building adjacent to the Center and the customers of said tenants); and/or to close temporarily all or any portion of the parking areas or facilities to discourage non-customer parking; and to erect additional buildings, improvements and structures in the common areas including without limitation the parking areas designated from time to time by Landlord. Landlord shall operate and maintain the common facilities in such manner as Landlord in its discretion shall determine, and Landlord shall have full right and authority to employ and discharge all personnel with respect thereto. All common areas and facilities which Tenant may be permitted to use and occupy are to be used and occupied under a non-exclusive revocable license, and if such license be revoked or if the amount of such areas be changed or diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of Rent nor shall revocation or diminution of such areas be deemed constructive or actual eviction.

      SECTION 11:  NET LEASE:

      This Lease is a net lease. The Basic Rent and Percentage Rent shall be absolutely net to Landlord so that, except as expressly provided in this Lease, this Lease shall yield, net to Landlord, the Basic Rent and Percentage Rent during the Term.

      SECTION 12:  ALTERATIONS:

      (a) Landlord shall complete at its own expense and in a good and workmanlike manner, that certain work set forth on SCHEDULE "E" hereof (the "Landlord Alteration").

       Landlord shall complete the Landlord Alteration and deliver possession of the Premises to Tenant in broom-clean condition by January 3, 1992, subject, however, to delays beyond Landlord's control and further subject to the issuance of a building permit for the Premises. The date on which the later of the following occurs shall be deemed to be the "Delivery Date": (i) Landlord delivers possession of the Premises to Tenant as set forth in the preceding sentence, or
(ii) Tenant receives notification of the issuance of a building permit for the Premises, provided that Tenant has used its best efforts in obtaining same. Notwithstanding anything contained herein to the contrary, Landlord shall have the option to defer the "roof installation" and/or "HVAC delivery", as such terms are defined in SCHEDULE "E" hereof, until the Spring of 1992 without thereby delaying the Delivery Date. Tenant shall not enter upon the Premises prior to the Delivery Date without the prior written consent of Landlord.

      (b) Tenant shall complete at its own expense and in a good and workmanlike manner, using materials and workmen of the highest quality, all of the alterations set forth on SCHEDULE "F" hereof (the "Tenant Alteration") in accordance with the final work drawings and specifications prepared by a licensed architect chosen by Tenant and approved by Landlord.

      Tenant's architect shall prepare work drawings and specifications and submit same to Landlord not later than January 7, 1992. Landlord shall provide Tenant's architect with comments regarding the work drawings and specifications. If the work drawings and specifications are not approved as noted by Landlord, then same shall be redrawn, at Tenant's expense, in accordance with Landlord's comments.

      In all events, Tenant shall complete the Tenant Alteration and open for business no later than ninety-eight (98) days after the Delivery Date.

      Upon completion of the Tenant Alteration, Tenant shall furnish Landlord with waivers of lien and sworn statements from all persons performing labor and/or supplying materials in connection with the Tenant Alteration that all of said persons have been compensated in full.

      SECTION 13:   PURPOSE, TRADE NAME, RESTRICTIONS:

      (a) Tenant covenants and agrees to trade and do business under the name Kin Mall Cinemas and to use the Premises:

            (i) solely and primarily as an eight-screen, approximately 1,500 seat theater for the exhibition therein of motion pictures (e.g., 16mm., 35mm., 75mm., "wide angle" or other process or gauge, or such other process not presently in use in the exhibition of motion pictures, including tapes, discs and cable-linked direct broadcast) of a first-rate nature customarily presented in "multi-screen" movie theaters in the tri-state area, but in all events excluding, without limitation, pornographic or so-called "adult" motion pictures and other disreputable types of motion pictures;

            (ii) occasionally (i.e., not more than 30 days in any lease year) for the exhibition of television presentations (as distinguished from motion pictures), vaudeville acts, dramatic shows, opera, concerts, lectures or other theatrical performances for entertainment, in not more than one (1) of the eight "screen rooms" in the Premises at any given time (which screen room shall have a seating capacity of 325 persons or less) and never during any of the restricted seating time periods set forth below; but in all events excluding, without limitation, nude acts, strip shows, horse racing and other disreputable types of presentations;

            (iii) incidentally for the retail sale of food, nonalcoholic beverages and refreshments and promotional items customarily sold by motion picture theaters in connection with the promotion of motion pictures (such as tee-shirts, posters, books, magazines, audio and video tapes and records);

            (iv) incidentally for the use of no more than three (3) vending machines and no more than three (3) video and electronic games; and for no other purpose without the prior written consent of Landlord, which consent Landlord may, at its sole discretion, withhold for any reason or no reason whatsoever. Tenant agrees that under no circumstances may the Premises be used for the sale of food and food products for off-premises consumption, prescription and non-prescription drugs, and health and beauty aids, or as an office (other than an office necessary for the operation of, and ancillary to, the use permitted in the first sentence of this paragraph
      (a)), bowling alley or funeral parlor, it being understood and agreed that the restrictions in this sentence do not constitute a limitation of the restrictions on Tenant's use of the Premises set forth in the immediately preceding sentence of this paragraph (a). Anything contained herein to the contrary notwithstanding, Tenant agrees not to sell more than a certain number of tickets for motion pictures and other permitted exhibitions being shown in the Premises at any given moment during the following "restricted seating time periods":

                         RESTRICTED SEATING TIME PERIODS

                                                               Aggregate Seat
       Day/Date                        Time Period             Limit ("Cap")
       --------                        -----------             -------------
Holy Saturday
  (day before Easter Sunday):             7:00 p.m.-9:15 p.m.     1,100
                                          9:15 p.m.-closing       1,350

November (2nd, 3rd & 4th weeks)
     Mondays, Tuesdays & Wednesdays:      All operating hours     1,000

     Thursdays & Fridays:                 7:00 p.m.-9:35 p.m.     1,100
                                          9:35 p.m.-closing       1,350

     Saturdays:                           7:00 p.m.-9:15 p.m.     1,200
                                          9:15 p.m.-closing       1,350

December
     7 days prior to Christmas (except
     (Saturday Night, which follows
     schedule below):                     All operating hours     1,000

     All other Friday Nights:             7:00 p.m.-9:35 p.m.     1,100
                                          9:35 p.m.-closing       1,350

     All other Saturday Nights:           7:00 p.m.-9:15 p.m.     1,200
                                          9:15 p.m.-closing       1,350


      In furtherance thereof, Tenant shall install and maintain at its sole cost and expense state-of-the-art ticket machines, acceptable to Landlord, which are programmed to accurately restrict ticket sales in accordance with the foregoing ticket sales "cap". Tenant acknowledges that Tenant's agreement with respect to the restriction on ticket sales, as aforesaid, was a material inducement for Landlord's entering into this Lease, based on security, crowd control and traffic concerns, among other reasons, and that but for such agreement, Landlord would not have entered into this Lease. Landlord, or its agent designated for such purpose, including, without limitation, the occupant of the Pathmark premises, shall have the right to monitor, "on-site," the operation of such state-of-the-art ticket machines, and otherwise inspect or audit ticket sales at the Premises and Tenant's compliance with the restricted seating time periods set forth herein, all on not less than two days' written notice from Landlord or its designated agent to Tenant.

      (b)   [INTENTIONALLY OMITTED]

      (c) Tenant covenants and agrees that Tenant, at its own expense, will keep the Premises free of insects, rodents, vermin and other pests. Tenant shall, ten
(10) days prior to the commencement of the Term, deliver to Landlord, a certificate and service contract from an approved exterminating or similar service providing that the Premises shall be inspected quarterly and kept free of insects, rodents, vermin and other pests. Tenant further covenants and agrees that it shall not, at any

Landlord, or its agent designated for such purpose, including, without limitation, the occupant of the Pathmark premises, shall have the right to monitor, "on-site," the operation of such state-of-the-art ticket machines, and otherwise inspect or audit ticket sales at the Premises and Tenant's compliance with the restricted seating time periods set forth herein, all on not less than two days' written notice from Landlord or its designated agent to Tenant.


                                       15A
time during the Term, keep at the Premises any animals of any kind whatsoever. Nothing herein shall prohibit sight-impaired patrons or employees from utilizing the aid of seeing-eye dogs.

      (d) Tenant shall not use or permit the use of any apparatus, or sound reproduction or transmission, or any musical instrument, in such manner that the sound so reproduced, transmitted or produced shall be audible beyond the confines of the Premises and will not use any other advertising medium including, without limitation, flashing lights or searchlights which may be heard or experienced outside of the Premises.

      (e) Tenant shall not cause or permit objectionable odors to emanate or be dispelled from the Premises nor shall Tenant solicit business, distribute handbills or other advertising matter or hold demonstrations in the parking areas, walkways or other common areas of the Center.

      (f) Tenant shall not use the plumbing facilities for any other purpose than that for which they are constructed and will not permit any foreign substance of any kind to be thrown therein and the expense of repairing any breakage, stoppage, seepage or damage, whether occurring on or off the Premises resulting from a violation of this provision by Tenant or Tenant's employees, agents or invitees shall be borne by Tenant. All grease traps and other plumbing traps shall be kept clean and operable by Tenant at Tenant's own cost and expense.

      (g)   [INTENTIONALLY DELETED]

      (h) Tenant agrees not to suffer, permit or commit any waste on the Premises, nor allow, suffer or permit the Premises or any use thereof to constitute a nuisance or unreasonably to interfere with the safety, comfort or enjoyment of the Center by Landlord or any other occupants of the Center or their customers, invitees or any others lawfully in or at the Center. Upon written notice by Landlord to Tenant that any of the aforesaid is occurring, Tenant agrees forthwith to cease and discontinue the same and within ten (10) days thereafter to make such changes in the

Premises and/or install or remove such apparatus or equipment therein or therefrom as may be required by Landlord for the purpose of obviating any such condition. Anything contained in this Lease to the contrary notwithstanding, Tenant covenants, represents and agrees to operate the Premises with all due regard for the maintenance of security, traffic control, crowd control and cleanliness on and about the common areas of the Center, including but not limited to the parking lot. In the event Tenant violates the foregoing covenant, representation and agreement, then, among any other remedies Landlord may have for such breach, Landlord shall be entitled to enjoin Tenant from so breaching the aforesaid covenant, representation and agreement.

      (i) Notwithstanding anything in this Lease to the contrary, Tenant shall not make any penetrations into the roof of the Premises or the Center. In the event Tenant requires a penetration in the roof of the Premises, Tenant shall request Landlord's written consent for same, which Landlord may deny, in its sole discretion, except that Landlord will not unreasonably withhold its consent where Tenant's request solely involves the maintenance, repair or installation of Tenant's HVAC apparatus. If Landlord grants its permission for such roof penetration, such work shall be performed by a contractor designated by Landlord at Tenant's sole cost and expense. In the event that Tenant violates any provision of this subparagraph (i), Landlord may, at its option, repair or replace any portion of the roof of the Premises requiring repairing or replacing at any time during the term of this Lease, at Tenant's sole cost and expense. In addition, in the event of such breach by Tenant, Landlord may, at its option, repair or replace any portion of the roof of the entire Center which requires such repairing or replacing as a result of Tenant's penetration of the roof in breach of this subparagraph (i). Tenant shall be liable for any and all damages "direct, indirect and consequential) to Landlord and any and all other tenants of the Center, resulting from Tenant's breach of the provisions of this subparagraph (i). Tenant shall not be liable for any and all other tenants of the Center, resulting from Tenant's breach of the provisions of this subparagraph (i).

      (j) Tenant shall not under any circumstances make any penetrations of the foundation or any other structural portions of the Premises or the Center. In the event Tenant requires a penetration of the foundation or any other structural portions of the Premises or the Center, Tenant shall request
Landlord's written consent for same, which Landlord may deny, in its sole discretion, except that Landlord will not unreasonably withhold its consent where Tenant's request solely involves the maintenance, repair or installation of Tenant's HVAC apparatus or utilities.

      (k) Landlord shall not enter into a lease with any other person, corporation, partnership or other entity to use any portion of the Center for the operation of a movie theater.

      SECTION 14:  DEFAULT IN PAYMENT OF RENT - ABANDONMENT OF PREMISES -
                   RELETTING:

      Tenant shall, without any previous demand therefor, pay to Landlord, or its agent, the Rent at the times and in the manner herein provided. In the event of the non-payment of the Rent, or any installment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten (10) days after notice from Landlord, TIME BEING OF THE ESSENCE, or if Tenant shall be dispossessed for non-payment of Rent, or if the Premises shall be deserted or abandoned, or if Tenant fails to open pursuant to Section 12(b), or remain open pursuant to Section 60 on more than three (3) occasions in any twelve-month period, Landlord or its agents shall have the right to and may enter the Premises as the agent of Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet all or part of the Premises (which reletting may be in conjunction with the letting of other space in the Center) as the agent of Tenant, and receive the Rent therefor, upon such terms as shall be reasonably satisfactory to Landlord, and all rights of Tenant to repossess the Premises under this Lease shall be forfeited. Such re-entry by Landlord shall not operate to release Tenant from any Rent to be paid or covenants to be performed hereunder during the full Term of this Lease. For the purpose of reletting, Landlord is authorized to make such reasonable repairs or alterations in or to the Premises as may be reasonably necessary to place the same in the condition they were at the commencement of the Term. Tenant shall be liable to Landlord for the reasonable cost of such repairs or alterations and all reasonable expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the Rent provided in this Lease, Landlord may require Tenant to pay on demand liquidated damages equal to the difference between the Rent reserved for the remainder of the Term from the date of Tenant's default, and the rent which Landlord is entitled to receive under any replacement lease for the Premises during such period of time, discounted to present worth at six (6%) percent per annum. Tenant shall not be entitled to any surplus accruing as a result of the reletting. Landlord shall have the right, as agent of Tenant, to take possession of any furniture, fixtures or other personal property of Tenant found in or about the Premises after Tenant has vacated or abandoned the Premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this Lease, Tenant hereby waiving the benefit of all present and future laws exempting property from execution, levy and sale on distress or judgment. Tenant agrees to pay, as Additional Rent, all reasonable attorney's fees and other expenses incurred by Landlord in enforcing Tenant's obligation to pay Rent or any other default of Tenant, whether or not a trial ensues. Notwithstanding the notice and cure period provided in this Section 14 for Tenant's default in the payment of Rent, in the event Tenant defaults in the payment of Rent twice in any eight (8) month period, any subsequent default in such eight-month period shall be deemed to be a non-curable default.

      SECTION 15:  SUBLETTING AND ASSIGNMENT:

      (a) Tenant shall neither assign this Lease or sublet all or any portion of the Premises to any party without Landlord's prior written consent, which consent shall not be unreasonably withheld with respect to an assignment of this Lease. Landlord may withhold such consent if, in the reasonable exercise of its judgment, Landlord determines, among other factors, that:

            (i) the proposed assignee's financial condition is not sufficient to meet its obligations undertaken in such assignment;

            (ii) the proposed assignee is not a reputable and experienced movie theater operator and motion picture exhibitor; or

            (iii) the rental obligation of the proposed assignee would be less than Tenant's rental obligations hereunder. For the purposes of this Lease, a merger, reorganization or dissolution involving Tenant or any guarantors, or any transfer of this Lease by operation of law, shall be deemed to be an assignment of this Lease which triggers the provisions of this Section 15. Furthermore, the sale, issuance or transfer of any voting capital stock of Tenant or voting capital stock of any corporate entity which directly or indirectly controls Tenant or the sale, issuance or transfer of any interest in any non-corporate entity which directly or indirectly controls Tenant, which sale, issuance or transfer results in a change in the direct or indirect voting control of Tenant, shall be deemed to be an assignment of this Lease which triggers the provisions of this Section 15, except that the foregoing shall not be applicable to stock which is traded on the New York Stock Exchange, the American Stock Exchange, or any other nationally recognized stock exchange. If Tenant is a partnership, trust or unincorporated association, then the sale, issuance or transfer of a controlling interest therein or of an interest therein which would result in a change in the voting control of Tenant, or the sale, issuance or transfer of a majority interest in or a change in the voting control of any partnership, trust or unincorporated association or corporation which directly or indirectly controls Tenant, or the sale, issuance or transfer of any portion of any general partnership or managing interest in Tenant or in any such entity, shall be deemed to be an assignment of this Lease which triggers the provisions of this Section 15.

      (b) Any request by Tenant for Landlord's consent to an assignment of this Lease shall state the proposed assignee's address and be accompanied by a duplicate original of the instrument of assignment (wherein the assignee assumes, jointly and severally with Tenant, the performance of Tenant's obligations hereunder).

      (c) Any request by Tenant for Landlord's consent to a sublease shall state the proposed subtenant's address and be accompanied by a duplicate original of the instrument of sublease (wherein Tenant and the proposed subtenant agree that such sublease is subject to this Lease and such subtenant agrees that, if this Lease is terminated because of Tenant's default, such subtenant shall, at Landlord's option, attorn to Landlord).

      (d) If Landlord consents in writing to Tenant's request, Tenant, within thirty (30) days after receipt of Landlord's consent notice, may assign this Lease or sublet the Premises to the proposed assignee or subtenant upon the terms specified in Landlord's consent notice. If the permitted assignment or sublease is not effected within such thirty (30) day period, then Tenant's right to assign this Lease or sublet the Premises shall again be subject to the provisions of this Section 15. If such permitted assignment or subletting of this Lease becomes effective for any renewal term, then the Basic Rent for such renewal term shall be the greater of: (i) the Basic Rent set forth on Schedule D hereof for such renewal terms, or (ii) the fair market fixed rental value for the Premises for movie theater use as determined by a member of the American Institute of Real Estate Appraisers or the American Society of Appraisers, mutually selected by Landlord and Tenant, who has at least ten (10) years' appraisal experience with the Northern New Jersey commercial real estate market, including, without limitation, shopping center theater leasing. If the selected appraiser refuses to serve or fails to act for any reason, or if Landlord and Tenant are unable to agree upon the selection of an appraiser, then either party may apply to the President of the American Institute of Real Estate Appraisers for such appointment or, in the case of his failure to act, to the American Arbitration Association. A decision of the appraiser so selected shall be final and binding upon Landlord and Tenant. Landlord and Tenant shall bear equally the costs and expenses of the appraiser. If necessary due to a pending resolution of the issue of fair market fixed rental value, Tenant shall pay Landlord as of the first day of the renewal period, the Basic Rent payable by Tenant during the immediately preceding twelve
(12) full months, subject to retroactive adjustment upon final determination of this issue. In all events, the Percentage Rent Base Amount shall be determined pursuant to the formula set forth in Schedule D hereof.


      (e) Notwithstanding the above, Tenant is herewith granted the right to assign this Lease without Landlord's consent if and only if the assignee or subtenant is either a division of Tenant or a wholly owned subsidiary of Tenant, provided that in the event of an assignment pursuant to this paragraph (e), Tenant executes, in recordable form, a document agreeing to Tenant's assumption of direct, primary responsibility, together with such assignee, for the performance of all of the terms and conditions of this Lease, as if Tenant were the assignee of Tenant.

      (f) In the event of an assignment or sublease to which Landlord has consented or an assignment which is expressly permitted under this Section 15, Tenant will not thereby be released from the payment and performance of any of its obligations in this Lease; rather, Tenant and its assignee or subtenant, as the case may be, will be jointly and severally primarily liable for such payment and performance. Accordingly, Landlord may collect Rent and Additional Rent from the assignee or subtenant, as the case may be, and in either such event, Landlord may apply any amounts so collected to the Rent and Additional Rent hereunder without thereby waiving any provisions hereof or releasing Tenant from liability for the performance of its obligations hereunder.

      (g) Landlord's consent to any assignment or sublease hereunder shall not be deemed a consent to any further proposed assignment or sublease, which shall be governed by this Section 15.

      (h) Tenant shall not, by operation of law or otherwise, mortgage or encumber this Lease.

      (i)

      (j) In the ovens of any assignment or sublease hereunder, Tenant shall pay to Landlord as additional rent, upon demand, any and all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Landlord in connection with such assignment or sublease.

      (k) Tenant hereby indemnifies, defends and holds Landlord harmless from and against any and all losses, liability, damages, costs and expenses (including reasonable attorneys' fees) resulting from any claims that may be made against Landlord by (i) any assignee or subtenant or proposed assignee or subtenant, or (ii) any brokers or other persons claiming a commission or similar compensation in connection with the assignee or subtenant or the proposed assignment or sublease or termination of this Lease.


      SECTION 16:  CONDITION OF PREMISES; - REPAIRS - CLEAN AND SANITARY AND
                   REPAIRS:

      Tenant shall keep the Premises in good condition, repair and appearance. Tenant shall quit and surrender the Premises at the end of the Term in good condition, reasonable wear and tear excepted, and shall not make any alterations, additions or improvements to the Premises during the term of this Lease without the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, in the event Landlord does consent to Tenant's making any alterations, additions or improvements, Landlord reserves the right, thirty (30) days prior to the end of the Term, to demand that Tenant remove said alterations or improvements or leave same. In the event that Landlord requires the removal of said alterations, additions or improvements, then Tenant shall restore the Premises to their condition prior to the installation of said alterations, additions or improvements. All alterations, additions and improvements of a permanent nature (expressly including, without limitation, any and all theater seats), which may be made upon the Premises either by Landlord or Tenant, except furniture or movable fixtures, machinery and equipment installed at the expense of Tenant (unless otherwise specified herein), shall be the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or sooner termination of this Lease, without compensation to Tenant, unless removal is required by Landlord as aforesaid. Tenant further agrees to keep the Premises and all parts thereof, including, but not limited to, the loading docks, electrical wiring, plumbing and heating, ventilating and air conditioning equipment, platforms, windows, walkways, exits and entrances to the

Premises, in a clean and sanitary condition and free from trash, snow, ice, inflammable materials and other objectionable matter.

      SECTION 17:  UTILITIES, SERVICES, TAXES. ETC., AND HVAC:

      (a) Tenant shall furnish heat and air conditioning at its own cost and expense.

      (b) Tenant shall repair all utility, ventilating, heating, air conditioning, electrical, gas and other utility lines within the Premises and, if damage outside of the Premises is caused by the negligence, acts or omissions of Tenant, its agents, servants or employees, Tenant shall likewise repair same outside of the Premises. Tenant shall replace, at its own expense, any and all glass which may be broken in and on the Premises. Tenant shall also maintain its own trash dumpster and remove the trash disposed therein pursuant to the terms of this Lease.

      (c) Tenant shall pay all costs for electricity, water, standby sprinkler charges, repairs to the sprinkler system, gas and other utilities and services consumed by it as well as all costs for trash removal required to properly service the Premises (i.e., not less than three time per week), except that if Landlord elects to furnish trash removal services for some or all of the tenants of the Center, including Tenant, then Tenant shall pay its proportionate share thereof.

      (d) In the event that any utility deposits are necessary, Tenant shall pay said deposits to the utility company.

      (e) Tenant agrees to operate the heating, ventilating and air-conditioning equipment serving the Premises so that the conditions inside the Premises are maintained within the range of the conditions in the enclosed mall portion of the Center (the "Mall") so that heat, ventilation and cooled air are not unduly drained from the Mall. Tenant shall pay to Landlord as Additional Rent an amount equal to Two Hundred and 00/100 ($200.00) Dollars per day for each day that Tenant is in violation of the terms and conditions of this Section 17 (e) after written notice from Landlord, which sum is agreed to be just and reasonable compensation to Landlord for Tenant's violation of such terms and conditions. Any amounts so collected shall be applied to reduce the Operating Costs paid by tenants and occupants of the Center.

      (f) Tenant shall enter into a maintenance agreement with a firm reasonably acceptable to Landlord to service the heating, ventilating and air conditioning systems (HVAC) servicing the Premises. Tenant shall pay the full cost of such maintenance agreement.

      SECTION 18:  MECHANICS' LIENS:

      In the event that any mechanic's lien is filed against the Premises or the Center as a result of alterations, additions or improvements made by Tenant, Tenant shall, within ten (10) days after receiving notice from Landlord, remove said lien or post any bond which may be reasonably required, which bond shall be with adequate surety. In the event that Tenant fails to file a bond as set forth above, then Landlord may, at its option, terminate this Lease and may pay said lien, without inquiring into the validity thereof, whereupon Tenant shall forthwith reimburse Landlord for the total expense incurred by Landlord in discharging said lien, as Additional Rent, and Tenant shall be and remain liable to Landlord for all damages and losses suffered by it in the same manner as if this Lease were terminated for any other default of Tenant.

      SECTION 19:  NON-LIABILITY OF LANDLORD - LANDLORD INDEMNITY:

      (a) Landlord shall not be responsible for the loss of or damage to property, or injury to persons, including Tenant, occurring in or about the Center or the Premises by reason of any existing or future condition, defect, matter or thing in the Premises or the Center or for the acts, omissions or negligence of other persons or tenants in and about the Center. Tenant agrees to indemnify and save Landlord harmless from all claims and liability for loss of or damage to property, or injuries to persons occurring in or about the Premises due to the negligent acts or omissions of Tenant, its servants, agents, employees or invitees.

      (b) The liability of Landlord shall in any event be limited to its interest in the Center and Tenant agrees that, in the event of any claim or action against Landlord, Tenant shall not look to any assets of Landlord or any of its partners other than the Center.

      SECTION 20:  LIABILITY INSURANCE:

      Tenant, at its cost, shall maintain public liability and property damage insurance with liability limits of not less than Three Million ($3,000,000.00) Dollars, combined single limit, insuring against all liability of Tenant, its agents, servants and employees arising out of and in connection with Tenant's use of the Premises and the Center. All of the aforesaid insurance shall insure both Tenant and Landlord, who shall be named as co-insureds, and Tenant shall deliver to Landlord, ten (10) days prior to the expiration of said policy, a renewal thereof.

      SECTION 21:  TENANT `S OWN INSURANCE:

      Anything contained herein to the contrary notwithstanding, Tenant may effect, for its own account, any insurance not required under the provisions of this Lease, but any insurance effected by Tenant on the Premises or any part of the Center, whether or not required pursuant to this Lease, shall be for the mutual benefit of Landlord and Tenant and shall be subject to all provisions of this Lease. Tenant shall retain the sole control of all rights with respect to any insurance effected by it insuring against its business interruption and any proceeds therefrom shall be its sole property.

      SECTION 22:  MUTUAL WAIVER OF SUBROGATION:

      It is covenanted and agreed by and between the parties hereto that Tenant shall relieve Landlord of all liability for loss or damage to Tenant's property, whether real or personal, caused by fire and/or the perils covered in a standard form fire insurance policy with Extended Coverage, due to any acts of commission or omission of Landlord; and Landlord shall relieve Tenant of all liability for loss or damage to Landlord's property, whether real or personal, caused by fire and/or the perils covered in a standard form fire insurance policy with Extended Coverage, due to any acts of commission or omission of Tenant.

      SECTION 23:  FAILURE TO OBTAIN INSURANCE:

      If any of the policies of insurance as in this Lease provided to be obtained and maintained by Tenant or Landlord cannot be obtained and/or kept in force through Tenant's fault, and Tenant shall fail to commence to cure, remedy and correct the condition which makes it impossible to obtain and keep in force said policies within five (5) days after written notice given by Landlord to Tenant, and Tenant fails, neglects or refuses to proceed diligently to cure such condition, Landlord may terminate this Lease by giving at least five (5) days' notice of such termination to Tenant, and this Lease shall terminate at the expiration of said five (5) days with the same force and effect as if that were the original expiration date thereof, and Tenant shall be and remain liable to Landlord for all damages and losses suffered by it in the same manner as if this Lease were terminated for any other default of Tenant. In lieu of exercising such right of termination, Landlord may, at its option, obtain such policies at regular or increased rates and pay the premiums therefor, and Tenant shall reimburse Landlord for the amount of such premium upon demand, and, if not paid, the amount thereof, together with interest at the Default Rate, shall be added to the amount of the next month's Rent as Additional Rent.

      SECTION 24:  UNAVAILABILITY OF FIRE INSURANCE:

      If, because of Tenant's occupancy, it shall be impossible to obtain fire insurance on the Premises and/or the Center for full insurable value and at standard rates and in fire insurance companies licensed in the State of New Jersey, and reasonably acceptable to Landlord, Landlord may, if Landlord so elects, at any time thereafter, terminate this Lease and the Term thereof on giving to Tenant thirty
(30) days' notice in writing of Landlord's intention so to do, and, upon the giving of such of notice, this Lease and the Term thereof shall terminate and come to an end, and Tenant shall be and remain liable to Landlord for all damages and losses suffered by it in the same manner as if this Lease were terminated for any other default of Tenant.

      SECTION 25:  RIGHT TO INSPECT AND EXHIBIT:

      Landlord, or its agent, shall have the right to enter the Premises at reasonable hours in the day, and at night in the case of emergency, to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, unless expressly set forth herein, on the part of Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the Premises a suitable "For Sale" or "To Let" sign. For twelve (12) months prior to the expiration of the Term, Landlord, or its agents, may similarly exhibit the Premises to prospective tenants.

      SECTION 26:  TOTAL OR PARTIAL DESTRUCTION:

      In the event of

      (a) the total destruction of the Premises or the Center by fire, explosion, the elements or otherwise during the Term or previous thereto, or

      (b) such partial destruction thereof as to render the Premises untenantable or unfit for occupancy, then, in the case of (a) or (b), Landlord shall, within 30 days of the date of such destruction (subject to delays beyond its control), notify Tenant of Landlord's estimate, in Landlord's sole opinion, of whether the Premises are so badly damaged that the same cannot be repaired within one hundred eighty (180) days from the  happening  of such damage  ("Landlord's  Notification").  In the event
Landlord estimates that the Premises cannot be repaired within the aforesaid time-frame; then the Term hereby created shall, at the option of Landlord or Tenant, to be exercised by notice sent within thirty (30) days from the date of the issuance of Landlord's Notification, cease and become null and void from the date of such damage or destruction, and Tenant shall immediately surrender the Premises and all Tenant's interest therein to Landlord, and shall pay rent only to the time of such damage, in which event Landlord may re-enter and repossess the Premises thus discharged from this Lease and may remove all parties therefrom. If (i) neither Landlord nor Tenant exercises its option to cancel, as aforesaid, or (ii) should Landlord's Notification state that the Premises are repairable within one hundred eighty (180) days from the happening of said damage, or (iii) should the casualty be so extensive as to destroy the Pathmark premises and Landlord repairs or rebuilds the Pathmark premises, then Landlord shall, provided there are sufficient casualty insurance proceeds available from any insurance coverage maintained by Landlord, after Landlord has allocated same to the other portions of the Center, and/or from any insurance coverage maintained by Tenant as set forth in paragraph (c) below, enter and repair or rebuild the Premises as nearly as possible to their previous condition with reasonable speed and the Rent, to the extent hereinafter provided, shall continue to be paid while repairs are being made. The Rent accrued and accruing shall cease and determine if the Premises are totally untenantable by Tenant. If a portion is untenantable, the Rent shall be equitably reduced with respect to the untenantable portion until the repairs are completed. Tenant shall immediately notify Landlord in case of fire or other damage to the Premises. In no event shall Landlord be obligated to repair or rebuild the Premises if a casualty occurs during the Second Five Year Renewal Option.

      (c) Consistent with the parties' intention and agreement as . is stated at paragraphs (a) and (b) above:

            (i) Tenant shall maintain insurance against fire, extended coverage, vandalism, malicious mischief and such other additional perils as may be included in a standard extended coverage endorsement insuring Tenant's merchandise, trade fixtures, leasehold improvements and personal property (including, without limitation, all theatre seats) in an amount equal to the full replacement cost thereof, and Tenant may also maintain, but shall not be required to maintain, such fire and casualty insurance as Tenant shall see fit on the Premises (ices, the building) sufficient to repair or rebuild the Premises as nearly as possible to their previous condition, or in any amount less than that if Tenant so determines, together with such additional contents insurance as Tenant sees fit, all at Tenant's sole cost and sole option.

            (ii) Any such insurance maintained by Tenant shall name the Landlord and Tenant, as their interests may appear, as named insureds, but shall also provide for a Trustee as loss payee for purposes of holding any proceeds paid until distribution can be effected consistent with the provisions of this paragraph (c) of this Section 26.

            (iii) In the event that, in accord with the  provisions of paragraph
      (b) of this Section 26, the Landlord undertakes to enter and repair or rebuild the Premises as nearly as possible as is set forth at paragraph
      (b) above, the Trustee shall make the insurance proceeds available to Landlord, as shall be required for the said building, excepting only the portion of the proceeds due Tenant in all events as set forth in subparagraph (v).

            (iv) In the event this Lease is terminated under any provision of this Section 26, the Trustee shall pay the proceeds of the insurance such that Tenant receives an amount equal to the unamortized balance of Tenant's leasehold improvements, together with the unamortized balance of all furniture, fixtures, and equipment as are subject to Landlord's control at the end of this Lease, as such unamortized balance is shown in each case on Tenants books for federal income tax purposes. After such payment to the Tenant, together with the payment called for at subparagraph (v) below, the Trustee shall pay Landlord the balance of the proceeds, PROVIDED that Landlord shall first deliver to Tenant the Landlord's covenant that it will not build or operate or allow any other person to build or operate a theater in the Center for a period of three years from the date of casualty.

            (v) Tenant shall in all events receive from the Trustee immediate payment of so much of the insurance proceeds as are paid by the insurer for Tenant's loss of cash, valuable papers, inventory, movable personal property, etc. and such other property or insurable interest of Tenant as is not fixtures and equipment whose disposition is subject to the direction and control of Landlord at the termination of this Lease.

      Nothing in this paragraph (c) shall be construed to reduce or eliminate Tenant's insurance obligations elsewhere in this Lease.

      SECTION 27:  LAWS AND ORDINANCES:

      Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, state, county and municipal authorities applicable to the business to be conducted by Tenant in the Premises, including the making of structural and non-structural repairs or alterations due to Tenant's use or occupancy thereof. If any of such laws, ordinances, rules and regulations shall require structural alterations which would have been required irrespective of the nature of the tenancy, then in such event the same shall be complied with by Landlord and shall be deemed part of Operating Costs. Tenant agrees not to do or permit to be done at any time during the Term anything in the Premises, or keep anything therein, which will increase the rate of fire insurance premiums on the Center or any part thereof, or on the property kept therein.

      SECTION 28:  SIGNS:

      No sign shall be affixed to or placed upon any exterior part of the Premises or the Center by Tenant, except in such manner, and of such size, design, location and color as shall be approved in advance by Landlord in writing and installed and maintained at Tenant's sole cost and expense. Landlord shall not unreasonably withhold its approval to Tenant's exterior sign(s) provided same are consistent with the character of the Center.

      SECTION 29:  PRIORITY OF FEE MORTGAGES:

      This Lease shall be subject and subordinate to any present or future mortgages of the entire fee interest of the land and building of which the Premises are a part and any renewals, modifications, replacements or extensions thereof. No further document shall be necessary to effect said subordination. Tenant shall, however, on demand of Landlord, execute, acknowledge and deliver to any mortgagee a subordination agreement or an agreement to attorn to such mortgagee as landlord if such mortgagee becomes landlord hereunder. If the holder of any mortgage of the entire fee interest of the land and building of which the Premises are a part requires that this Lease have priority over such mortgage, Tenant shall, upon request of such holder, execute, acknowledge and deliver to such holder an agreement acknowledging such priority. If Tenant does not execute, acknowledge and deliver same within ten (10) days following request for same by Landlord, then Tenant shall be deemed to have appointed Landlord as its attorney-in-fact, coupled with an interest, to so execute, acknowledge and deliver such instrument.

      Landlord shall use its reasonable efforts to obtain from any such present or future mortgagee an agreement ("Non-Disturbance Agreement"), in writing, providing in substance that so long as Tenant performs all of the obligations imposed upon Tenant hereunder, its tenancy will not be disturbed by any default under the mortgage nor shall Tenant be named as a defendant in any foreclosure proceeding.

      In the event Landlord does not obtain a Non-Disturbance Agreement from its present or any future mortgagee, Landlord agrees that:

            (i) It will deliver to Tenant promptly upon receipt (time being of the essence) a copy of any notice that Landlord receives from its mortgagee expressly relating to any delinquency, omission, or default by Landlord under its mortgage.

            (ii) It will afford to Tenant a reasonable opportunity to tender or effect cure of the delinquency, omission, or default claimed in such notice.

            (iii) If the tender or cure is accepted by the mortgagee to the credit of the Landlord, Landlord will allow Tenant to offset and apply the costs of such tender or cure against any balance otherwise due or coming due from Tenant to Landlord under this Lease, so that Tenant might receive credit for same as though said costs had been paid to Landlord as rent or other items due hereunder.

      In the event Landlord does not obtain a Non-Disturbance Agreement, as is set forth in the second paragraph of this Section 29, from the holder of any future mortgage and such future mortgagee is not an institutional lender, then this Lease shall retain so much of its priority over any such future mortgage to a non-institutional mortgagee as shall be necessary for Tenant hereunder to retain possession of the Premises in accord with the provisions of this Lease so long as the Tenant shall comply with the terms of this Lease.

      The inability of Landlord to obtain a Non-Disturbance Agreement from any present or future mortgagee, as aforesaid, shall not be deemed a default on Landlord's part of its obligations hereunder, or impose any claim in favor of Tenant against Landlord by any reason thereof, or affect the validity of this Lease.

      SECTION 30:  FIRST TWO MONTH'S RENT:

      Upon the execution hereof, Tenant shall pay to Landlord the sum of $25,000.00 which amount shall be applied to the first two months of Basic Rent coming due under this Lease.

      SECTION 31:   RULES AND REGULATIONS, EMPLOYEE PARKING:

      (a) Reasonable rules and regulations regarding the Premises and the Center, including the walkways and parking areas, and the use thereof, which may hereafter be promulgated by Landlord, shall be observed by Tenant and Tenant's employees, agents and business invitees. Landlord reserves the right to rescind any rules promulgated hereafter, and to make such other and further rules and regulations as in its reasonable judgment may from time to time be desirable for the safety, care and cleanliness of the Premises and the Center and for the preservation of good order therein, which rules, when so made and reasonable notice given to Tenant, shall have the same force and effect as if originally made a part of this Lease. Such other and further reasonable rules shall not, however, be inconsistent with the proper and rightful enjoyment by Tenant of the Premises and the Center in the conduct of its business.

       (b) In the event that Tenant's employees park in an area other than that designated by Landlord, then, after notice, Tenant shall pay to Landlord the sum of Ten and 00/100 ($10.00) Dollars per day for each car of its employees which is parked in an area other than that designated by Landlord for employee parking, which sum is agreed to be just and reasonable compensation to Landlord for each such parking violation.

      SECTION 32:  TENANT'S VIOLATION OF TERMS - RE-ENTRY BY LANDLORD:

      In case of violation by Tenant of any of the covenants, agreements and conditions of this Lease, or of the rules and regulations hereafter to be reasonably established by Landlord, and upon failure (i) to cure or otherwise discontinue such violation of any nonmonetary obligation within twenty (20) days after notice thereof given to Tenant, unless a greater time is reasonably necessary in Landlord's opinion to cure said violation, or (ii) to cure any violation set forth in Section 14 within the time period set forth therein, this Lease shall thenceforth, at the option of Landlord, become null and void, and Landlord may re-enter without further notice or demand. The Rent for the remainder of the Term in such case shall become due and be paid, and Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by Landlord of any violation ox breach of condition by Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by Tenant before Landlord shall exercise its option under this Section operate to defeat the right of Landlord to declare this Lease null and void and to re-enter upon the Premises after the said breach or violation. Landlord shall have the option of correcting said default and charging the cost thereof to Tenant as Additional Rent, which shall be due and payable with the next Rent payment, together with interest at the Default Rate.

      SECTION 33:  NOTICES:

      All notices and demands, legal or otherwise, incidental to this Lease, or the occupancy of the Premises, shall be in writing. If Landlord or its agent desires to give or serve upon Tenant any notice or demand, it shall be sufficient to send a copy thereof by certified mail, return receipt requested, or by nationally recognized overnight courier, addressed to Tenant at the address at the beginning of this Lease or to such other address as Tenant may from time to time designate to Landlord in writing, with a copy to Buklad and Buklad, Attention: Henry A. Buklad, Jr., 76 South Orange Avenue, South Orange, New Jersey 07079. Notices from Tenant to Landlord shall be sent by certified mail, return receipt requested, or by nationally recognized overnight courier, at the address at the beginning of this Lease, with a copy thereof to Sills Cummis Zuckerman Radin Tischman Epstein & Gross, Attention: Morris Yamner, Esq., One Riverfront Plaza, Newark, New Jersey 07102-5400, or to such other party or place as Landlord may from time to time designate to Tenant in writing. The date of receipt or rejection, as evidenced by the green receipt card or bill of lading, as the case may be, shall be conclusive evidence of the date of service.

      SECTION 34:  ENTIRE AGREEMENT:

      This Lease contains all agreements made between the parties hereto. No representative or agent of Landlord or Tenant is authorized to make any representations or to alter or modify this Lease or any of the options in this Lease contained and provided for in any way. Any additions, alterations, changes, or modifications to or in this agreement or any other agreements hereafter made or conditions created, to be binding upon the parties hereto, must be in writing and signed by said parties, and it is agreed that none of the provisions of this Lease, including this provision, can be waived, except by writing duly signed by the parties hereto.

      SECTION 35:  INSOLVENCY OF TENANT:

      It is further agreed that if at any time during the Term of this Lease Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for Tenant, and the same is not dismissed within thirty (30) days, then Landlord may, at its option, terminate this Lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of Tenant or Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of Tenant or Tenant's legal representatives. Anything in this Section 35 to the contrary notwithstanding, if in any bankruptcy or reorganization proceedings the full Rent payable to Landlord shall be paid and Tenant shall continue to observe all the other terms and conditions of this Lease, Landlord's right to terminate shall not be operative.

      SECTION 36:  EMINENT DOMAIN, CONDEMNATION:

      (a) If the whole of the Premises shall be taken under the power of eminent domain, then this Lease shall be terminated as of the day possession shall be taken.

      (b) If more than twenty-five (25%) percent of the floor area of the Premises, or if more than fifty (50%) percent of the common parking area, or if more than fifty (50%) percent of all of the ground level floor area of the Center shall be taken under power of eminent domain, either Landlord or Tenant may terminate this Lease by written notice given within thirty (30) days after the date of surrendering possession to the public authority pursuant to such taking, and if neither Landlord nor Tenant elects to terminate this Lease, Landlord shall restore and adapt the remaining Premises, and the Rent shall be reduced as described in Paragraph (c) below.

      (c) If twenty-five (25%) percent or less of the floor area of the Premises, or fifty (50%) percent or less of the common parking area, or fifty (50%) percent or less of all of the ground level floor area of the Center shall be taken under the power of eminent domain, this Lease shall not terminate but shall continue in full force and effect, except that the Basic Rent shall be reduced in the same proportion that the floor area of the Premises so taken bears to the total floor area demised to Tenant at the time of such taking, and Landlord shall, at its own cost and expense, making all necessary restorations to the Premises as to constitute the Premises or the building of which the Premises are a part, a complete architectural unit.

      (d) All damages awarded for any taking under the power of eminent domain, whether for the whole or a part of the Premises, shall belong to and be the sole property of Landlord, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises; provided, however, that Landlord shall not be entitled to any award made to Tenant for loss of or damage to Tenant's trade fixtures.

      (e) If this Lease is terminated as provided in this Section, Tenant shall pay all Rent and additional charges and perform all other covenants up to the day that possession is so taken by public authority and Landlord shall (i) make a proportionate refund of any Rent or additional charges paid by Tenant in advance and (ii) reimburse Tenant for the unamortized costs of Tenant's leasehold improvements (to the extent not covered by any award made by the condemning authority or otherwise).

      (f) Tenant acknowledges and agrees (i) that a condemnation of a portion of the Center is pending as of the date hereof; (ii) that Tenant has independently verified the status of such condemnation proceeding; and (iii) that Tenant's obligations under this Lease shall not in any way be diminished thereby.

      SECTION 37:  DELIVERY OF LEASE AND RECORDING:

      No rights are to be conferred upon Tenant until this Lease has been signed by Landlord and an executed copy of the Lease has been delivered to Tenant.

      This Lease shall not be recorded; however, Landlord shall have the right, but not the obligation, to record a short-form or memorandum thereof, at Landlord's expense, at any time during the term hereof.

      SECTION 38:  LEASE PROVISIONS NOT EXCLUSIVE - INDEPENDENT COVENANTS:

      The rights and remedies of Landlord contained in this Lease are not intended to be exclusive but as additional to all other rights and remedies Landlord would otherwise have by law. Tenant agrees that Tenant's covenants and obligations under this Lease shall be independent of Landlord's covenants and obligations under this Lease and that each such covenant and obligation is independent of any other covenant or obligation.

      Landlord's breach or non-performance of any of Landlord's covenants or obligations under this Lease shall not excuse Tenant of Tenant's covenants and obligations under this Lease, and shall not be the basis for any defense, of any kind or nature whatsoever, to any suit by Landlord for Tenant's breach or nonperformance of any of Tenant's covenants or obligations under this Lease (including, without limitation, Tenant's failure to pay Rent).

      SECTION 39:  HEIRS, ETC.:

      All of the terms,  covenants  and  conditions of this Lease shall inure to
the  benefit  of,  and  be  binding  upon,  the  respective  heirs,   executors,
administrators, successors and assigns of the parties hereto.

      SECTION 40:  DATE OF POSSESSION:

      Landlord shall not be liable for failure to give possession of the Premises upon the commencement date by reason of the fact that the Premises are not ready on the Delivery Date, or due to a prior tenant wrongfully holding over or any other person wrongfully in possession, or because of Landlord's failure to complete the Landlord Alteration, or for any other reason; in such event, the Rent shall not commence until possession is given or is available. If Landlord has not completed the Landlord Alteration and given possession of the Premises to Tenant within two hundred seventy (270) days of the date hereof, Tenant may terminate this Lease by giving Landlord ten (10) days' written notice and neither party shall have any obligation to the other except that Landlord shall return to Tenant without interest, any moneys it has received for Rent and the Security Deposit under this Lease (provided Tenant is not in default of this Lease) and the parties shall have no claim against the other.

      SECTION 41:  REAL ESTATE TAXES:

      The term "real estate taxes" shall mean all taxes imposed on the land and buildings constituting the Center including, without limitation, special assessments, water and sewer charges, and other governmental charges not levied against the land and buildings. If the system of taxation shall be changed during the term of this Lease, or any extension thereof, so that in lieu of, or in addition to, the regular municipal real estate taxes now assessed or levied against real property, a tax shall be imposed on such rental income or rental value, or on some other basis, and Landlord shall be burdened in part or in whole with such additional tax or taxes, Tenant shall pay or reimburse Landlord its Proportionate Share of the amount of such substitute or additional tax or taxes. If Landlord and Tenant cannot agree on the amount of such substitute or additional tax or taxes, the matter shall be submitted to arbitration in Newark, New Jersey in accordance with the rules of the American Arbitration Association.

      Anything contained herein to the contrary notwithstanding, Tenant shall pay one hundred (100%) percent of any and all assessments resulting from the Tenant Alteration or any other construction or improvements initiated by Tenant.

      SECTION 42:  TAX APPEALS BY LANDLORD:

      If Landlord shall institute a tax appeal, and said tax appeal shall result in a reduction in taxes, then Tenant shall pay to Landlord its Proportionate Share of Landlord's cost of said appeal, but in no event shall that amount exceed the reduction in taxes and Tenant shall receive or be credited with its Proportionate Share of any refund or reduction.

      Tenant shall cooperate in any proceedings described herein. Tenant shall be entitled to its Proportionate Share of the refund, if any (to the extent the refund is allocable to a portion of the Term), after Landlord deducts any and all costs and expenses.

      SECTION 43:  QUIET ENJOYMENT:

      Landlord represents that it has the full right and power to execute and perform this Lease and to grant the estate demised herein, and that Tenant, on payment of the Rent herein reserved and performing the covenants and agreements hereof, shall peaceably and quietly have, hold and enjoy the Premises and all rights, easements, appurtenances and privileges belonging or in any way appertaining thereto during the Lease Term without molestation or hindrance of any person whomsoever.

      SECTION 44:  LANDLORD'S SECURITY INTEREST:

      Tenant hereby grants Landlord a security interest in Tenant's merchandise, trade fixtures, leasehold improvements and personal property (including, without limitation, all theater seats) located in or upon the Premises to further secure Tenant's performance of any and all of Tenant's obligations under this Lease. To perfect said security interest, Tenant agrees to execute and deliver to Landlord such financing statements (or any extensions thereof) required by the applicable Uniform Commercial Code as Landlord may from time to time request. In the event Tenant does not promptly execute and deliver such financing statement to Landlord or its designee, Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute any such statement for and on behalf of Tenant. Tenant shall not assign, lien, encumber, chattel mortgage or create a security interest in and to any of its merchandise, trade fixtures, leasehold improvements and personal property without first obtaining in each instance the prior written consent of Landlord and any first mortgagee of the Premises. Without limitation to Landlord's rights as a secured party pursuant to the foregoing sentences of this Section 44, and anything contained in this Lease to the contrary notwithstanding, in the event of Tenant's default, all of Tenant's merchandise, trade fixtures, leasehold improvements and personal property shall remain on the Premises at Landlord's sole option and, continuing during the length of said default, Landlord shall have the right to take exclusive possession of same and to use same free of rent or charge until all defaults have been cured or, at Landlord's sole option, to require Tenant to remove same immediately.

      SECTION 45:  OUTSIDE OUTRAGE:

      Tenant shall not store any goods, other than temporarily in connection with the delivery of any item, outside of the Premises or any place in the Center.

      SECTION 46:  CERTIFICATE OF OCCUPANCY:

      If required, Tenant shall obtain a Certificate of Occupancy permitting the use of the Premises by Tenant in accordance with the terms of this Lease, provided that Landlord shall cooperate fully with Tenant in obtaining said Certificate of Occupancy.

      SECTION 47:  HOLDING OVER:

      If Tenant shall hold over, with or without Landlord's consent, after the Term, then such holding over shall be constituted as a tenancy from month to month, subject to all of the provisions, conditions and obligations of this Lease, except that the Basic Rent shall be double the Basic Rent for the last month of the Term.

      SECTION 48:  CONSENTS TO DEFAULTS:

      No consent or waiver, express or implied, by Landlord, to or of any breach or default in the performance by Tenant of Tenant's obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by Tenant of the same or any other obligations of Tenant hereunder. Failure on the part of Landlord to complain of any act or failure to act of Tenant or to declare Tenant in default, irrespective of how long such act or failure continues, shall not constitute a waiver by Landlord of its rights hereunder.

      SECTION 49:  INTEREST ON DEFAULT:

      In the event Tenant fails to pay Rent when due, or fails, after notice, to take any action required of it under this Lease, which action is then taken by Landlord, Tenant shall pay to Landlord interest at the rate of twenty-four (24%) per cent per annum (the "Default Rate") on the Rent or monies expended by Landlord to cure any default of Tenant, which sum is agreed to be just and reasonable compensation to Landlord for Tenant's failure to pay the amount due and for Landlord not having the funds to otherwise invest, said interest to run from the date the same becomes due from Tenant until the date of payment. In the event that said interest rate is not allowable by law, then the interest to be paid shall be the highest rate allowable by law. No interest shall be due provided Rent is paid on or before the 5th day of the month.


      SECTION 50:  FINANCIAL STATEMENTS - ESTOPPEL CERTIFICATES:

      (a) Tenant  shall,  if  required  by  Landlord's  mortgagee  or any future mortgagee, or prospective mortgagee or prospective purchaser, submit to Landlord, any prospective mortgagee or purchaser, without cost to Landlord, a copy of Tenant's financial statement which shall be considered "confidential" by the recipient. Tenant shall also, without cost to Landlord, submit to any prospective mortgagee or purchaser such prior statements as it may have, as and when required by Landlord or Landlord's mortgagee or prospective mortgagee or prospective purchaser.

      (b) Tenant, upon at least five days' prior request by Landlord, shall (without charge therefor) execute, acknowledge and deliver to Landlord (or to such parties as Landlord shall designate), a statement addressed to Landlord or such designated party certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that it is in full force and effect as modified and stating the modifications), stating the dates to which the base rent and additional rent have been paid, and stating whether or not Tenant knows of any default by Landlord under this Lease, and, if so, specifying each such known default, it being intended that any such statement may be relied upon by Landlord, or the holder of any mortgage which is or may become a lien upon the Building, a purchaser of the Building, an assignee of Landlord's interest in this Lease or any such other parties as Landlord shall have designated. In the event Tenant does not promptly execute and deliver any such statement to Landlord or such designated party, as aforesaid, Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute any such statement for and on behalf of Tenant.

      SECTION 51:  TABLE OF CONTENTS AND CAPTIONS:

      The Table of Contents, captions or notes in the margin of this Lease are inserted only as a matter of convenience and in no way to define, limit or describe the scope or intent of this Lease, or the terms, conditions and provisions hereof, nor as affecting the meaning of the text of any article or section hereof in any way.

      SECTION 52:  BROKER:

      Tenant agrees to pay, pursuant to a separate agreement, all brokerage commissions and any consulting fees payable in connection with the negotiations for, and execution of, this Lease. Tenant and Landlord warrant to each other that they have not dealt with any real estate broker except Alexander Summer Co. in connection with this Lease. In the event of any misrepresentation by either Landlord or Tenant, each party agrees to hold the other harmless, including any costs, interest and legal fees.

      SECTION 53:  NO ORAL CHANGES:

      (a) There are no oral agreements between Landlord and Tenant and this Lease supersedes and cancels any and all previous negotiations, arrangements, letters of intent, lease proposals, brochures, agreements, representations, promises, warranties and undertakings between Landlord and Tenant with respect to the subject matter hereof and none thereof shall be used to interpret or construe this Lease.

      (b) This Lease, including the Schedules hereto and any addenda hereto, sets forth all of the covenants, promises, agreements, conditions and undertakings between Landlord and Tenant concerning the Premises and the Center. No alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing, signed by them and mutually delivered between them.

      SECTION 84:  MERCHANT'S ASSOCIATION:

      In the event that a Merchants' Association (the "Association") is established, Tenant agrees to abide by the By-Laws of the Association, pay its Proportionate Share of any dues, assessments, or costs incurred by the Association, and join and thereafter remain a member of the Association so long as one exists; provided, however, that Pathmark (or its successor-in interest) and 75% of the other tenants of the Center are then also members of the Association and are obligated to contribute an equitable share to the Association.

      SECTION 55:  INTERPRETATION - SEVERABILITY:

      The laws of the State of New Jersey shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provision.

      SECTION 56:  ACCORD AND SATISFACTION:

      No payment by Tenant or receipt by Landlord of lesser amount than the Rent stipulated in this Lease shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease by law.

      SECTION 57:  CONSENTS:

      With respect to any provision of this Lease which requires that Landlord shall not unreasonably withhold or unreasonably delay any consent or approval, Tenant shall not make or assert any claim for, and Tenant hereby waives any claim for money damages. Tenant shall not claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval. Tenant's sole and exclusive remedy shall be an action or proceeding for specific performance, injunction or declaratory judgment.

      SECTION 58:  MORTGAGEE PROTECTION CLAUSE:

      Tenant agrees to give all mortgagees and/or trust deed holders, by certified mail, a copy of any notice of default served on Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of notice of assignment of rents and leases or otherwise), of the name and address of such mortgagees and/or trust deed holders. The mortgagees and/or trust deed holders shall have the same time within which to cure such default as is given to Landlord under this Lease.

      SECTION 59:  [INTENTIONALLY OMITTED]

      SECTION 60:  BUSINESS HOURS:

      Tenant agrees to continuously operate not less that four (4) of the eight screen rooms in the Premises and otherwise conduct its business Monday to Friday, from at least 7 p.m. to at least 12 midnight; Saturday, from at least 2 p.m. to at least 12 midnight; and Sundays, from at least 2 p.m. to at least 12 midnight, except that Tenant may close on July 4, New Year's Day, Thanksgiving Day, Christmas Day, Mother's Day, Easter Sunday and such other days as may be necessary whenever any repairs or alterations permitted or required to be made hereunder cannot be effected in Tenant's reasonable opinion unless the Premises are closed. In the event that Tenant does not (i) open within one calendar month of the time period set forth in Section 12(b), or

(ii) remain open without interruption during the aforesaid hours, Tenant shall pay to Landlord, as Additional Rent, $250.00 per day for each day or part thereof that it is closed, which sum is agreed to be just and reasonable compensation to Landlord for Tenant's failure to so open the Premises for business. Tenant need not remain open in severe inclement weather.

      SECTION 61:  NEGOTIATED LEASE:

      Landlord and Tenant represent, acknowledge and agree that this Lease has been fully and freely negotiated. In the event of a dispute in respect of all or any part of this Lease, the parties agree that no inference shall be drawn against Landlord by reason of Landlord having prepared this Lease.

      SECTION 62:  CENTER:

      (a) The Center shall include the parcel(s) of land and improvements generally depicted as the Center whether owned in fee or ground leased by Landlord. Landlord reserves the right to add to or sever the ownership of or title to any portion of the Center at any time. It is agreed that the depiction of the Center does not constitute a representation, covenant or warranty of any kind by Landlord. Landlord reserves the right to change the size and dimensions of the Center, the number and location of buildings, building dimensions, the number of floors in any of the buildings, store dimensions, identity and type of other stores and tenancies, and, as provided in Section 10, the common areas.

      (b) In accordance with paragraph (a) above, Landlord specifically reserves the right to include any additional buildings and improvements which may be erected adjacent to the Center as part of the Center for all purposes under this Lease.

      (c) In the event that Landlord  exercises its rights pursuant to paragraph
(a) or (b) above, Operating Costs shall be determined pursuant to Section 8 hereof on the basis of the redefined Center.

      (d) Landlord shall have the right to convert the Premises and/or the Center into condominiums and in connection therewith Landlord shall be permitted to assign this Lease to the owner of a condominium which includes the Premises. In such event, Tenant agrees to attorn to the owner of such condominium as Landlord under this Lease.

      SECTION 63:  CONTROL OF TENT:

      If Tenant or any Guarantor under this Lease is a corporation and if at any time during the Term of this Lease such corporation's shares of capital stock shall be transferred to a related entity or corporation, Tenant shall so notify Landlord. Landlord may terminate this Lease if Tenant or any Guarantor under this Lease is a corporation or partnership and the interest of any corporation or partner in Tenant or any Guarantor under this Lease in excess of fifty (50%) percent is transferred to a non-related entity or corporation or to an individual, and Tenant shall be and remain liable to Landlord for all damages and losses suffered by it in the same manner as if this Lease were terminated for any other default of Tenant. Notwithstanding the foregoing, transfers of the corporation's shares of capital stock to members of the immediately family of Jesse Y. Sayegh shall not be subject to the provisions of this Section 63 provided that Jesse Y. Sayogh and/or Elias Sayegh and/or Mousa Sayegh retain management and effective control of Tenant in its regular business operations including financial, marketing and employment decisions and otherwise, and in the event of the death of the said Jesse Y. Sayagh, such management and control shall be conducted under the supervision and guidance of the wife and/or children of the said Jesse Y. Sayegh for not less than five (5) years after his death.

      SECTION 64:  PROCESSING CHARGE:

      Tenant agrees to reimburse Landlord for reasonable attorneys' fees and accounting fees incurred by Landlord in connection with the processing and documentation of any assignment, subletting, license, concession, creation of a security interest, granting of a collateral assignment, change of ownership or other transfer required by Tenant for which Landlord's consent is required or sought, it being agreed that Landlord shall not be required to take any action thereon until Landlord is first paid such amount.

      SECTION 65:  RIGHT OF FIRST REFUSAL:

      In the event that any or all of Tenant's interest in the Premises and/or this Lease is transferred by operation of law to any trustee, receiver, or other representative or agent of Tenant, or to Tenant as a debtor in possession, and subsequently any or all of Tenant's interest in the Premises and/or this Lease is offered or to be offered by Tenant or any trustee, receiver, or other representative or agent of Tenant as to its estate or property (such person, firm or entity being hereinafter referred to as the "Grantor"), for assignment, conveyance, lease, or other disposition to a person, firm or entity other than Landlord (each such transaction being hereinafter referred to as a "Disposition"), it is agreed that Landlord has and shall have a right of first refusal to purchase, take, or otherwise acquire, the same upon the same terms and conditions as the Grantor thereof shall accept upon such Disposition to such other person, firm, or entity; and as to each such Disposition the Grantor shall give written notice to Landlord in reasonable detail of all of the terms and conditions of such Disposition within twenty (20) days next following its determination to accept the same but prior to accepting the same, and Grantor shall not make the Disposition until and unless Landlord has failed or refused to accept such right of first refusal as to the Disposition, as set forth herein.

      Landlord shall have sixty (60) days next following its receipt of the written notice as to such Disposition in which to exercise the option to acquire Tenant's interest by such Disposition, and the exercise of the option by Landlord shall be effected by written notice to that effect sent to the Grantor by certified or registered mail; but nothing herein shall require Landlord to accept a particular Disposition or any Disposition, nor does the rejection of any one such offer of first refusal constitute a waiver or release of the obligation of the Grantor to submit other offers hereunder to Landlord. In the event Landlord accepts such offer of first refusal, the transaction shall be consummated pursuant to the terms and conditions of the Disposition described in the notice to Landlord. In the event Landlord rejects such offer of first refusal, Grantor may consummate the Disposition with such other person, firm, or entity; but any decrease in price of more than two (2%) percent of the price sought from Landlord or any change in the terms of payment for such Disposition shall constitute a new transaction requiring a further option of first refusal to be given to Landlord hereunder.

      SECTION 66:  HAZARDOUS SUBSTANCES:

      (a) Tenant shall not keep, maintain or dispose of any hazardous, toxic or nuclear substances or wastes at the Premises. At the end of the Term or any extensions thereof, Tenant shall comply with all environmental laws including, but not limited to, Environmental Clean-Up Responsibility Act, N.J.S.A. 13:
1K-6, et seq., resulting from Tenant's use and occupancy of the Premises. At least thirty (30) days prior to the end of the Term of this Lease, or any extensions thereof, or the vacation of the Premises by Tenant for any reason, Tenant shall deliver to Landlord written proof from the proper governmental authorities that all environmental laws have been complied with or are not applicable to the Premises. During the Term, Tenant shall deliver to Landlord, ten (10) days after written demand, any information, certificate or similar document required by Landlord to comply with any environmental or similar laws. Tenant represents and warrants that Tenant's Standard Industrial Classification number as designated on the Standard Industrial Classification manual prepared by the Office of Management and Budget in the Executive Office of the United States of America is, and shall be during the term of this Lease, #7830.

      (b) Tenant shall provide all information within Tenant's control requested by Landlord or the Industrial Site Evaluation Element or its successor ("Element") of the New Jersey Department of Environmental Protection and Energy or its successor ("NJDEPE") for preparation of a non-applicability affidavit or other type of submission, should Landlord or NJDEPE so request, and Tenant shall promptly execute such affidavit or submission should the information contained in the affidavit or submission be found by Tenant to be complete and accurate.

      (c) If ECRA compliance becomes necessary at the Premises due to any action or non-action on the part of Landlord, including but not limited to Landlord's execution of a sale agreement for the Center or the Premises, any change in ownership of the Center or the Premises, initiation of bankruptcy proceedings, Landlord's financial reorganization or sale of the controlling share of Landlord's assets, then Landlord shall comply with ECRA and all requirements of the Element and NJDEPE at Landlord's own expense, except for the actual clean up costs resulting from or attributable to Tenant's use and occupancy of the Premises, which shall be borne by Tenant.

      (d) This Section 66 shall survive the expiration or earlier termination of this Lease.

      SECTION 67:  MODIFICATIONS REQUESTED BY MORTGAGEE:

      In the event that a prospective mortgagee of the Center shall request a change in the language of the terms of this Lease, or the execution of any document in connection therewith, Tenant agrees to make such change or execute such document provided the same shall not increase Tenant's obligations or liabilities under this Lease.

      SECTION 68:  REIMBURSEMENT OF LEGAL EXPENSES:

      In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, Tenant shall pay on written demand from Landlord, as Additional Rent hereunder, all casts, including reasonable attorney's fees incurred by or against Landlord in connection with such litigation. Tenant shall also pay on written demand from Landlord, as Additional Rent hereunder, all costs and reasonable attorney's fees incurred by or against Landlord in enforcing any of the covenants, terms, and provisions of this Lease, or in terminating this Lease by reason of Tenant's default. Landlord shall have the right to charge a legal fee no less than Two Hundred Fifty ($250.00) Dollars for each and every instance where Landlord requires the use of its attorneys to enforce any of the covenants, terms and provisions of this Lease.

      SECTION 69:  RIGHT TO EXTEND:

      Tenant shall have the right, at its election, to extend the original term of this Lease for one (1) additional period of ten (10) years followed by two
(2) successive additional periods of five (5) years each, exercisable upon the following terms and conditions:

      (a) Tenant shall give Landlord written notice of such election to extend the term hereof (i) in the event of the extension of the original term, not later than twelve (l2) months prior to the expiration of the original term, and
(ii) in the event of an extension of a term after the original term, not later than twelve (12) months prior to the expiration of the then current term; (b) At the time of exercise of such election and at the time of the commencement of such extension term, Tenant shall not be in default of this Lease; and

      (c) Each such extended term shall be upon the same terms and conditions as during the original term hereof including the payment of Rent, except that Tenant shall (i) have no further election to extend the term of the Lease beyond the third additional term, (ii) pay to Landlord and Landlord shall accept Basic Rent during such additional terms at the yearly rates set forth on Schedule "D" hereof which shall be payable in advance, in monthly installments on or before the first day of each month, (iii) pay to Landlord and Landlord shall accept as Percentage Rent during such additional terms amounts based upon the applicable Percentage Rent Base Amount set forth on Schedule "D" hereof, and (iv) at the beginning of each such extended term, remodel the Premises at its sole cost and expense including, without limitation, refurbishing all theater seats, and painting and carpeting the Premises.

      If Tenant elects to exercise any such option, the term of this Lease shall be automatically extended for the period of such additional term without the necessity for the execution of any instrument to effect the same, and in such event the phrases "the term of this Lease" and "the term hereof" as used in this Lease shall include such additional term.

      IN WITNESS WHEREOF, the parties have executed these presents the day and year first above written.



WITNESS:                                 LESTER M. ENTIN ASSOCIATES
                                         Landlord



/s/  Illegible                        By: /s/ Joseph Waters
----------------------------               ------------------------------
                                           Joseph Waters, Partner


ATTEST:                                  CJM ENTERPRISES, INC.


                                        By: /s/ Jesse Y. Sayegh
----------------------------               ------------------------------
                , Secretary                                   , President

                                  SCHEDULE "A"

                                  The Premises


To be completed and incorporated when finalized, as is presently pending between the parties, including "no-build" area.

Same for Exhibit A to Schedule E.

                                [GRAPHIC OMITTED]

                                   EXHIBIT "B"

All that certain piece or parcel of land situate, lying and being in the Borough at Kinnelon; County of Passaic, State of New Jersey, being more particularly bounded and described as follows:

BEGINNING at a point in the southerly line of Kinnelon Road 75.00 feet wide at its intersection with the easterly line of lands of Kenneth B. Mead as said lands are recited in Deed Book C-34 page 79 and running; thence (1) south 86 degrees 46 minutes 49 seconds east, 717.78 feet along the southerly line of Kinnelon Road (as recited in a certain deed from Daniel R. and Emma Mead and Grace B. Mead to the County of Morris and recorded in Deed Book 1846 page 539) to a point of curvature; thence (2) southeasterly on a curve to the right having a radius of 1599.52 feet an arc distance of 640.03 feet along the same to a point of compound curvature; thence (3) southerly on a curve to the right having a radius of 65.00 feet an arc distance of 105.92 feet to a point in the westerly line of a connecting ramp all as recited in deed book 1846 page 539; thence (4) southerly on a curve to the left having a radius of 145.00 feet an arc distance of 119.55 feet still along the same to a point of reverse curvature; thence (5) southerly and southwesterly on a curve to the right having a radius of 40.00 feet an arc distance of 42.87 feet along the same to a point of tangency; thence
(6) south 43 degrees 39 minutes 37 seconds west 35.53 feet partly along the same to its intersection with the northerly line of Kiel Avenue 25 feet north of the centerline thereof; thence (7) south 70 degrees 39 minutes 50 seconds west,
255.15 feet along the northerly line of Kiel Avenue to a point of curvature; thence (8) southwesterly on a curve to the left having a radius of 1444.79 feet an arc distance of 177.78 along the same to a point of reverse curvature; thence
(8) southwesterly on a curve to the right having a radius of 170.71 feet an arc distance of 106.42 feet along the same to a point of tangency; thence (10) north 80 degrees 40 minutes 10 seconds west, 178.75 feet along the same to a point of curvature; thence (11) westerly on a curve to the right having a radius of 1319.04 feet an arc distance of 99.95 feet along the same to a point of tangency; thence (12) north 76 degrees 19 minutes 40 seconds west 204.63 feet along the same to a point of curvature; thence (13) westerly on a curve to the right having a radius of 2190.60 feet an arc distance of 99.98 feet along the same to a point of tangency; thence (14) north 73 degrees 42 minutes 50 seconds west, 256.51 feet still along the same to a point in the easterly line of lands of Herbert C. & Georgiana Stephens as recited in Deed Book T-57 page 457 and running; thence (15) the same to the northeasterly corner thereof and a corner of 10 seconds east, 193.50 feet along the same to the southerly line of Kinnelon Road and the point and place of beginning.
(Containing 15.52 acres)

The above description prepared by Canger Engineering Associates. Fair Lawn, New Jersey, August 24, 1965.

                                  SCHEDULE "C"

                           Certificate of Commencement

      Pursuant to the provisions of Section 1 of the Lease dated ____________, 199__ , Landlord and Tenant, intending to be legally bound, hereby agree that the Term of the Lease shall end on the _______ day of ________________, _________, unless sooner terminated or extended as therein provided.
      IN WITNESS WHEREOF, the parties have executed these presents the day and year first above written.

WITNESS:                            LESTER M. ENTIN ASSOCIATES
                                    Landlord



                                    By:
-------------------------               --------------------------
                                         Joseph Waters, Partner


ATTEST:                             CJM ENTERPRISES, INC.
                                    Tenant


                                     By:
-------------------------               --------------------------
            , Secretary                                , President

                                  SCHEDULE "D"

                     Basic Rent/Percentage Rent Base Amount


                  Annual                                    Percentage Rent
Year(s)           Basic Rent          Monthly Installment   Base Amount

1                 $175,000.00             $14,583.33          $1,944,444 44
2, 3              $200,000.00             $16,666.67          $2,222,222 22
4, 5, 6           $225,000.00             $18,750.00          $2,500,000.00
7, 8, 9           $245,250.00             $20,437.50          $2,725,000 00
10                $267,325.00             $22,277.08          $2,970.277 78

Ten Year Renewal Option

1-3               $267,325.00             $22,277.08          $2,970,277.78
4-5               $291,380.00             $24,281.67          $3,237,555.56
6-10              $300,000.00             $25,000.00          $3,333,333.33

First Five Year Renewal Option

1-5     The greater of (i) the Basic  2nd Renewal Rent     2nd Renewal Rent
        Rent during the last twelve   divided 12           divided .09
        (12) full months of the Ten
        Year Renewal Option or (ii)
        the average Basic Rent plus
        Percentage Rent paid during
        the last three full years of
        the Ten Year Renewal Option
        ("2nd Renewal Rent").

Second Five Year Renewal Option

1-5     The greater of (i) the Basic  3rd Renewal Rent     3rd Renewal Rent
        Rent paid during the last     divided by 12        divided by .09
        twelve (12) full months of
        the Ten Year Renewal Option
        or (ii) the Basic Rent paid
        during the First Five Year
        Renewal Option or (iii) the
        average Basic Rent plus
        Percentage Rent paid during
        the last three full years of
        the First Five Year Renewal
        Option ("3rd Renewal Rent")

                                  SCHEDULE "E"

                               Landlord Alteration

1. Remove existing partitions and storefronts as shown on Exhibit "A" attached to this Schedule "E".

2.    Install new roof over the Premises (the "roof installation").

3. Purchase and deliver new HVAC unit to the ground level of the Premises (the "HVAC delivery"). Anything contained in this Lease to the contrary notwithstanding, in the event the cost to Landlord therefor shall exceed $100,000.00, Tenant shall pay such excess cost to Landlord prior to the HVAC delivery). In addition, Tenant shall lift and install the new HVAC unit at Tenant's sole cost and expense.

                                   SCHEDULE "F"

                                Tenant Alteration


1.    Construction  of  eight  (8)  auditoria,   complete  with  movie  screens,
      audio-visual equipment and seats.

2.    Construction of lobby, restrooms, administrative office, etc.

3. Installation of any and all electrical, plumbing and other mechanical or utility systems necessary for Tenant's use and occupancy of the Premises.

4.    Lift and install the new HVAC unit.

5.    Install signage permitted pursuant to Section 28.

                                  SCHEDULE "G"

                                    Guaranty


      ANNEXED TO LEASED DATED DECEMBER 17, 1991, BY AND BETWEEN LESTER M. ENTIN ASSOCIATES, LANDLORD, AND CJM ENTERPRISES, INC., TENANT.

      The undersigned, Jesse Y. Sayegh, whose home address is 8 Westview Court, Cedar Grove, N.J. 07009 in consideration of the leasing of the leased premises described in the above-referenced lease ("Lease") to the above mentioned Tenant ("Tenant"), does hereby covenant and agree as follows:

      A. The undersigned hereby guarantees the full, faithful and timely payment and performance by Tenant of all the payments, covenants and other obligations of Tenant under or pursuant to the Lease. If Tenant shall default at any time in the payment of any rent or any other sums, costs or charges whatsoever, or in the performance of any of the other covenants and obligations of Tenant, under or pursuant to the Lease, then the undersigned, at its expense, shall on demand of Landlord fully and promptly pay all rent, sums, costs and charges to be paid by Tenant, and perform all the other covenants and obligations to be performed by Tenant, under or pursuant to the Lease, and in addition shall on Landlord's demand pay to Landlord any and all sums due to Landlord, including (without limitation) all interest on past due obligations of Tenant, costs advanced by Landlord, and damages and all expenses, that may arise in consequence of Tenant's default. The undersigned hereby waives all requirements of notice of the acceptance of this Guaranty and all requirements of notice of breach or nonperformance by Tenant.

      B. The obligations of the undersigned hereunder are independent of, and may exceed, the obligations of Tenant. A separate action or actions may, at Landlord's option, be brought and prosecuted against the undersigned, whether or not any action is first or subsequently brought against Tenant, or whether or not Tenant is joined in any such action, and the undersigned may be joined in any action or proceeding commenced by Landlord against Tenant arising out of, in connection with or based upon the Lease. The undersigned waives any right to require Landlord to proceed against Tenant or pursue ant other remedy in Landlord's power whatsoever, any right to complain of delay in the enforcement of Landlord's rights under the Lease, and any demand by Landlord and/or prior action by Landlord of any nature whatsoever against Tenant, or otherwise.

      C. This Guaranty shall remain and continue in full force and effect and shall not be discharged in whole or in part notwithstanding (whether prior or subsequent to the execution hereof) any alteration, renewal, extension, modification, amendment or assignment of, or subletting, concession, franchising, licensing or permitting under, the Lease. The undersigned hereby waives notices of all of the foregoing, and agrees that the liability of the undersigned hereunder shall be based upon the obligations of Tenant set forth in the Lease as the same may be altered, renewed, extended, modified, amended or assigned. For the purpose of this Guaranty and the obligations and liabilities of the undersigned hereunder, "Tenant" shall be deemed to include any and all concessionaires, licensees, franchisees, department operators, assignees, subtenants, permitters or others directly or indirectly operating or conducting a business in or from the leased premises, as fully as if any of the same were the named Tenant under the Lease.

      D. The undersigned's obligations hereunder shall remain fully binding although Landlord may have waived one or more defaults by Tenant, extended the time of performance by Tenant,

                            FIRST AMENDMENT TO LEASE

      THIS FIRST AMENDMENT,  made this 31st day of December, 1996 between LESTER
M. ENTIN ASSOCIATES, a New Jersey partnership, 1033 Clifton Avenue, P.O. Box 2189, Clifton, New Jersey 07015 (hereinafter referred to as "Landlord") and CAM ENTERPRISES, INC., a corporation of the State of New Jersey, having its principal place of business at 101 Pompton Avenue, Cedar Grove, New Jersey 07009 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

      WHEREAS, by Lease dated on or about December 17, 1991 (the "Lease"), Landlord demised unto Tenant certain premises in the Kinnelon Mall, Kinnelon Road, Borough of Kinnelon, Morris County, New Jersey (the "Premises");

      WHEREAS, Landlord and Tenant are mutually desirous of amending the Lease as hereinafter provided; and

      NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in further consideration of the respective benefits to be derived by the parties hereto, said parties covenant and agree as follows:

      1. On or before December 31, 1996, Landlord shall pay to Tenant an agreed upon sum of One Hundred Thousand and 00/100 ($100,000.00) Dollars, as full reimbursement to Tenant of its claims for overpaid rent and common area charges through the date hereof.

      2. Effective January 1, 1997, the Premises shall be deemed to consist of an agreed upon 23,050 square feet.

      3. Effective January 1, 1997, the Proportionate Share shall be deemed to be 22.68%. In the event the rentable square footage of the Center is expanded or reduced during the Term of the Lease, the Proportionate Share shall be proportionately adjusted and Tenant's agreed upon share of Operating Costs shall also be proportionately adjusted.

      4. Schedule D of the Lease, as referenced in Section 2 of the Lease, is hereby amended so that in each year of the remainder of the original Term, commencing with the Basic Rent payment due on January 1, 1997, (i) the Annual Basic Rent shall be reduced by Twenty-Seven Thousand and 00/100 ($27,000.00) Dollars, or Two Thousand Two Hundred Fifty and 00/100 ($2,250.00) Dollars per month, and (ii) the Percentage Rent Base Amount shall be the quotient of the Annual Basic Rent, as hereby reduced, divided by .09.

      5. Commencing January 1, 1996, Sub-Section 4(a) of the Lease shall be deleted in its entirety and the following shall be inserted in its place and stead:

      Tenant shall pay as Additional Rent, and as its agreed upon share of Landlord's cost to operate the common areas of the Center ("Operating Costs") (irrespective of the actual amount of Operating Costs incurred by Landlord), an agreed upon amount equal to Ninety-Two Thousand Two Hundred and 00/100 ($92,200) Dollars per year (i.e., $4.00 per square foot) (the "Operating Costs Charge"). The Operating Costs Charge shall be paid in advance, in one-twelfth (1/12th) installments, on the first day of each month. Commencing on January 1, 1998 and on each January 1 thereafter during the Term of this Lease, the Operating Costs Charge shall be increased by Two Thousand Seven Hundred Sixty-Six and 00/100 ($2,766.00) Dollars each year, payable in equal monthly installments of Two Hundred Thirty and 50/100 ($230.50) Dollars per month, payable on the first day of each month. Tenant hereby acknowledges and agrees that the actual amount of Operating Costs incurred by Landlord is of no relevance to Tenant or this Lease, and that Tenant shall have no right to audit, inspect or otherwise review Landlord's books and records pertaining to Operating Costs.


      6. Commencing January 1, 1997, Section 8 of the Lease shall be deleted in its entirety and the following shall be inserted in its place and stead:

            "It is hereby expressly agreed that Landlord's obligations with respect to the common areas shall specifically include, as part of Operating Costs, the costs incurred by Landlord in policing the common areas and in keeping the common areas in clean and orderly condition, all as is required in the normal operation of a shopping center; however, in the event Tenant breaches any of its Lease obligations, such as, by way of example and not limitation only, the restricted seating time periods set forth in Subsection 13(a) or required operation of the Premises with due regard for the maintenance of security, traffic control, crowd control and cleanliness of the common areas of the Center as set forth in Subsection 13(h), then, if any such breach by Tenant increases Landlord's obligations for the common areas above the requirements customarily associated with the normal operation of a shopping center, Tenant shall pay, as Additional Rent and in addition to the Operating Costs Charge payable by Tenant pursuant to Subsection 4(a) of this Lease, one hundred (100%) percent of any and all such excess costs and expenses so incurred by Landlord. Nothing herein shall be deemed to limit Landlord's other rights and remedies hereunder, at law, in equity or otherwise relating to such breach by Tenant."

      7. Commencing January 1, 1996, Subsection 17(c) of the Lease shall be deleted in its entirety and the following shall be inserted in its place and stead:

            "Tenant shall pay directly to the applicable utility providers, for and under Tenant's own account, all costs for electricity, water, gas and other utilities consumed by Tenant; standby sprinkler charges; the cost of any and all repairs to the sprinkler system; and costs for the removal of Tenant's trash notless than three (3) times per week (or, if

      Tenant compacts its trash, one (1) time per week). In the event Tenant fails or refuses to contract for such regular removal of trash and the trash is removed, then Landlord may, but shall not be obligated to, arrange for trash removal service on Tenant's behalf and at Tenant's cost, which shall be deemed Additional Rent, in addition to Landlord's other rights and remedies hereunder, at law, in equity or otherwise relating to such failure or refusal by Tenant."

      8. The second paragraph of Section 29 is hereby amended in the fifth line thereof, to add the phrase ", lease, possession and occupancy of the Premises" after the word "tenancy".

      9. Landlord and Tenant each hereby acknowledges, confirms and agrees, as of the date hereof, that: (i) the Premises have been accepted by each party as being in full compliance with all of the terms and conditions of the Lease; (ii) each party has completed the alterations to the Premises and the Center as required by the terms of the Lease to the complete satisfaction of the other party; (iii) the Lease is in full force and effect and is a binding obligation of Landlord and Tenant; (iv) to the actual knowledge of each party, there are no existing or claimed defaults on the part of the other party; (v) there are no existing or claimed conditions that, with the passage of time or notice, would constitute a default on the part of the other party; and (vi) the Lease has not been amended, modified or supplemented, except for this First Amendment.

      10. Landlord and Tenant do hereby agree that they release and forever remiss any claims relating to Basic Rent, Additional Rent (including Operating Costs and real estate taxes), or construction costs that it may have against the other for any period prior to the date hereof.

      11. Landlord and Tenant do hereby indemnify and agree to hold the other harmless for claims made by any workmen, suppliers, or contractors for alterations and/or improvements at the Premises. It is the intent of Landlord and Tenant that each

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

shall be responsible for payment to any contractors, workmen and suppliers which it engaged to perform alterations and improvements at the Premises.

      12. Landlord and Tenant agree that this First Amendment has been fully and completely negotiated by the parties, each of whom has been represented by legal counsel. Landlord and Tenant further agree that in the event of a dispute in respect of all or any part of this First Amendment or the Lease, no inference shall be drawn against Landlord by virtue of Landlord's having drawn such documents, regardless of any ambiguity or the susceptibility of any provision to dual interpretation.

      13. Terms not otherwise defined herein shall have the same meaning as set forth in the Lease. In the event of a conflict between the terms of the Lease and the terms of this First Amendment, the latter shall prevail and govern the resolution of such conflict.

      14. The provisions of this First Amendment, or any of same, shall not become effective unless and until this First Amendment is fully-executed and delivered by the parties hereto, whereupon the Lease shall remain in full force and effect, as modified by this First Amendment, and whereupon the Lease and this First Amendment shall collectively be referred to as the "Lease".

      15. Tenant covenants and agrees to keep the terms and conditions of this First Amendment absolutely confidential, and Tenant hereby agrees to indemnify and hold harmless Landlord against any loss, cost, damage or expense that Landlord may incur as a result of the violation by Tenant of its covenant and agreement in this Paragraph 15.


      IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease as of the day and year first above written.

WITNESS:                            LESTER M. ENTIN ASSOCIATES, Landlord


                                    By:  /s/ Joseph Waters
---------------------------              -------------------------------
                                         Joseph Waters, Partner

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



ATTEST:                             CJM ENTERPRISES, INC., Tenant



                                    By:  /s/Jesse Sayegh
--------------------------               ------------------------------
                                    Name:
                                    Title: President



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